UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10377

PIMCO Municipal Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna — 1633 Broadway,

New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: April 30, 2014

Date of reporting period: April 30, 2014

Item 1 Report to shareholders

PIMCO Municipal Income Fund

PIMCO California Municipal Income Fund

PIMCO New York Municipal Income Fund

Annual Report

April 30, 2014

2 – 3	Letter from Chairman of the Board & President
4 – 5	Fund Insights
6 – 8	Performance & Statistics
9 – 26	Schedules of Investments
27	Statements of Assets and Liabilities
28	Statements of Operations
30 – 31	Statements of Changes in Net Assets
32 – 45	Notes to Financial Statements
46 – 48	Financial Highlights
49	Report of Independent Registered Public Accounting Firm
50	Tax Information
51	Annual Shareholder Meeting Results/Corporate Changes
52 – 58	Matters Relating to the Trustees’ Consideration of the Investment Management Agreement
59 – 60	Privacy Policy/Proxy Voting Policies & Procedures
61 – 62	Dividend Reinvestment Plan
63 – 64	Board of Trustees
65	Fund Officers

Letter from Chairman of the Board &

President

Hans W. Kertess

Chairman

Julian Sluyters

President & CEO

Dear Shareholder:

After three years of generally moderate growth, the US economy contracted toward the end of the 12-month fiscal reporting period ended April 30, 2014. The US bond market was volatile and ultimately posted a modest decline. In contrast, the overall municipal bond market overcame a weak start and generated a small positive return during the reporting period.

■	PIMCO Municipal Income Fund returned -0.89% on net asset value (“NAV”) and -8.45% on market price.

■	PIMCO California Municipal Income Fund returned 0.43% on NAV and 0.61% on market price.

■	PIMCO New York Municipal Income Fund returned -0.83% on NAV and -3.21% on market price.

12-Months in Review

After several years of positive growth, severe winter weather in parts of the country appeared to be a headwind for the US economy as the reporting period progressed. Gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at an annual pace of 2.5% during the second quarter of 2013.

Annual GDP growth then rose 4.1% during the third quarter, the best reading since the fourth quarter of 2011. Fourth quarter 2013 GDP growth expanded at a 2.6% annual pace. According to the US Commerce Department’s second estimate, GDP contracted at an annual pace of 1.0% during the first quarter of 2014.

The Federal Reserve (the “Fed”) maintained an accommodative monetary policy during the reporting period. The bond markets reacted to ongoing announcements and actions related to the reduction of the Fed’s monthly asset purchase program, which resulted in wide variations in bond yields over the last 12 months. The bond markets also scrutinized Fed statements related to when interest rates would begin to rise. In April, the Fed repeated that it would not raise rates in the near future, saying that it “likely will be appropriate to maintain the current target range for the federal funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Committee’s 2 percent longer-run goal, and provided that longer-term inflation expectations remain well anchored.”

2	Annual Report	| April 30, 2014

Outlook

The US economy has been resilient and, based on recent data, appears to have overcome the headwinds associated with higher taxes, rising interest rates and severe winter weather. We continue to expect US economic growth will be above-trend in 2014 due, in part, to the fact that fiscal policy will be less of a drag than it was last year. While we are prepared for the Fed to start raising benchmark interest rates in 2015, we think policymakers will remain behind the curve on

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monetary normalization. Several factors support this view, including: the modest pace of the labor recovery, the lack of inflation pressure, the need to support the deleveraging process, the risk of a bond market crash if rates were to normalize too quickly, and constrained fiscal policy and political pressure.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Julian Sluyters
Chairman of the Board of Trustees	President & Chief Executive Officer

April 30, 2014 |	Annual Report	3

Fund Insights

PIMCO Municipal Income Fund

PIMCO California Municipal Income Fund

PIMCO New York Municipal Income Fund

April 30, 2014 (unaudited)

For the 12-months ended April 30, 2014, PIMCO Municipal Income Fund (“Municipal”) returned -0.89% on net asset value (“NAV”) and -8.45% on market price.

For the 12-months ended April 30, 2014, PIMCO California Municipal Income Fund (“California Municipal”) returned 0.43% on NAV and 0.61% on market price.

For the 12-months ended April 30, 2014, PIMCO New York Municipal Income Fund (“New York Municipal”) returned -0.83% on NAV and -3.21% on market price.

The municipal bond market overcame a challenging start and generated a modest gain during the 12-month reporting period ended April 30, 2014. The overall municipal market, as measured by the Barclays Municipal Index (the “Index”), posted negative returns during the first four months of the reporting period. Negatively impacting the municipal market were rising interest rates, as well as generally weak demand given concerns over the city of Detroit’s bankruptcy filing and credit issues in Puerto Rico. However, the municipal bond market then strengthened and generated positive returns during six of the last eight months of the period. This turnaround was due to several factors, including improving fundamentals, attractive valuations and generally falling interest rates. In addition, investor demand improved, while new municipal supply fell sharply over the first four months of 2014. All told, the Index gained 0.50% during the 12-month reporting period. In comparison, the overall taxable fixed income market, as measured by the Barclays US Aggregate Index, declined 0.26%.

Portfolio Overview

An overweight duration relative to the Index detracted from Municipal’s performance as municipal yields moved higher during the 12-months ended April 30, 2014. Municipal’s overweighting to the Revenue-Backed sector hindered results as it lagged the Index. Municipal’s underweighting to the Housing Education sectors were negative for performance given their outperformance versus the Index. Municipal’s underweighting to the Special Tax and Electric Utility sectors were beneficial given their underperformance versus the Index. Municipal’s overweighting to the Tobacco sector contributed to results as it outperformed the Index.

An overweight duration relative to the Index detracted from California Municipal’s performance as municipal yields moved higher during the 12-months ended April 30, 2014. California Municipal’s overweighting to the Revenue-Backed sector hindered results as it lagged the Index. California Municipal’s underweighting of the Education and Transportation sectors were not beneficial as they outperformed the Index. California Municipal’s underweighting of the Electric Utility sector was additive for results given its underperformance versus the Index. California Municipal’s overweighting of the Health Care sector was rewarded as it outperformed the Index.

An overweight duration relative to the Index detracted from New York Municipal’s performance as municipal yields moved higher during the 12-months ended April 30, 2014. New York Municipal’s overweighting to the

4	Annual Report	| April 30, 2014

Revenue-Backed sector hindered results as it lagged the Index. New York Municipal’s underweighting to the Transportation and Water and Sewer sectors were not rewarded as they outperformed the Index. New York Municipal’s overweighting of the Health Care sector was rewarded as it outperformed the Index. In addition, New York Municipal’s overweighting to the Industrial Revenue and Education sectors enhanced its results as they both outperformed the Index.

April 30, 2014 |	Annual Report	5

Performance & Statistics

PIMCO Municipal Income Fund

April 30, 2014 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	-8.45%	-0.89%
5 Year	11.53%	15.11%
10 Year	7.40%	6.83%
Commencement of Operations (6/29/01) to 4/30/14	6.45%	6.72%

Market Price/NAV Performance:

Commencement of Operations (6/29/01) to 4/30/14

Market Price/NAV:
Market Price	$13.58
NAV	$12.57
Premium to NAV	8.04%
Market Price Yield(2)	7.18%
Leverage Ratio(3)	38.88%

Moody’s Rating

(as a % of total investments)

6	Annual Report	| April 30, 2014

Performance & Statistics

PIMCO California Municipal Income Fund

April 30, 2014 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	0.61%	0.43%
5 Year	10.97%	13.27%
10 Year	7.99%	7.13%
Commencement of Operations (6/29/01) to 4/30/14	6.59%	6.74%

Market Price/NAV Performance:

Commencement of Operations (6/29/01) to 4/30/14

Market Price/NAV:
Market Price	$14.38
NAV	$13.77
Premium to NAV	4.43%
Market Price Yield(2)	6.43%
Leverage Ratio(3)	41.54%

Moody’s Rating

(as a % of total investments)

April 30, 2014 |	Annual Report	7

Performance & Statistics

PIMCO New York Municipal Income Fund

April 30, 2014 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	-3.21%	-0.83%
5 Year	9.52%	10.90%
10 Year	5.24%	4.55%
Commencement of Operations (6/29/01) to 4/30/14	4.19%	4.48%

Market Price/NAV Performance:

Commencement of Operations (6/29/01) to 4/30/14

Market Price/NAV:
Market Price	$11.36
NAV	$11.20
Premium to NAV	1.43%
Market Price Yield(2)	6.02%
Leverage Ratio(3)	40.00%

Moody’s Rating

(as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Funds, market conditions, supply and demand for each Fund‘s shares, or changes in each Fund’s dividends.

An investment in the Funds involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at April 30, 2014.

(3) Represents Floating Rate Notes issued in tender option bond transactions and Preferred Shares outstanding (collectively “Leverage’’) as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus accrued liabilities (other than liabilities representing Leverage).

8	Annual Report	| April 30, 2014

Schedule of Investments

PIMCO Municipal Income Fund

April 30, 2014

Principal Amount (000s)		Value
Municipal Bonds & Notes – 95.6%
	Alabama – 1.8%
	Huntsville-Redstone Village Special Care Facs. Financing Auth. Rev., Redstone Village Project,
$250	5.50%, 1/1/28	$248,795
885	5.50%, 1/1/43	811,200
15,000	Jefferson Cnty. Sewer Rev., zero coupon, 10/1/50, Ser. F (k)	8,163,900
		9,223,895
	Alaska – 0.8%
3,280	Borough of Matanuska-Susitna Rev., Goose Creek Correctional Center, 6.00%, 9/1/32 (AGC)	3,772,722
900	Industrial Dev. & Export Auth. Rev., Boys & Girls Home, 6.00%, 12/1/36 (b)(e)	405,000
		4,177,722
	Arizona – 2.4%
	Health Facs. Auth. Rev.,
2,050	Banner Health, 5.50%, 1/1/38, Ser. D	2,180,749
2,750	Beatitudes Campus Project, 5.20%, 10/1/37	2,440,377
1,500	Maricopa Cnty. Pollution Control Corp. Rev., Southern California Edison Co., 5.00%, 6/1/35, Ser. A	1,585,905
750	Pima Cnty. Industrial Dev. Auth. Rev., Tucson Electric Power Co., 5.25%, 10/1/40, Ser. A	777,593
5,000	Salt River Project Agricultural Improvement & Power Dist. Rev., 5.00%, 1/1/39, Ser. A (j)	5,357,150
		12,341,774
	Arkansas – 0.4%
5,500	Dev. Finance Auth. Rev., Arkansas Cancer Research Center Project, zero coupon, 7/1/36 (AMBAC)	1,854,820
	California – 16.8%
	Bay Area Toll Auth. Rev., San Francisco Bay Area,
2,875	5.00%, 10/1/34	3,093,126
3,255	5.00%, 10/1/42	3,440,991
10,000	5.25%, 4/1/53, Ser. S-4	10,658,200
3,000	Chula Vista Rev., San Diego Gas & Electric, 5.875%, 2/15/34, Ser. B	3,416,580
7,500	Golden State Tobacco Securitization Corp. Rev., 5.75%, 6/1/47, Ser. A-1	6,191,025
	Health Facs. Financing Auth. Rev.,
2,000	Catholic Healthcare West, 6.00%, 7/1/39, Ser. A	2,222,920
3,000	Sutter Health, 5.00%, 8/15/52, Ser. A	3,192,150
1,500	Sutter Health, 6.00%, 8/15/42, Ser. B	1,721,445
5,300	Los Angeles Community College Dist., GO, 5.00%, 8/1/32, Ser. A (FGIC-NPFGC)	5,834,664
2,000	Los Angeles Unified School Dist., GO, 5.00%, 7/1/30, Ser. E (AMBAC)	2,098,080
2,000	M-S-R Energy Auth. Rev., 6.125%, 11/1/29, Ser. C	2,458,380
4,175	Montebello Unified School Dist., GO, 5.00%, 8/1/33 (AGM)	4,443,202
1,390	Municipal Finance Auth. Rev., Azusa Pacific Univ. Project, 7.75%, 4/1/31, Ser. B	1,571,840
5,000	Orange Cnty. Airport Rev., 5.25%, 7/1/39, Ser. A	5,473,450
1,600	San Marcos Unified School Dist., GO, 5.00%, 8/1/38, Ser. A	1,693,424
	State, GO,
700	5.00%, 11/1/32	764,491
1,200	5.00%, 6/1/37	1,278,996
2,300	5.125%, 8/1/36	2,506,471

April 30, 2014 |	Annual Report	9

Schedule of Investments

PIMCO Municipal Income Fund

April 30, 2014 (continued)

Principal Amount (000s)		Value
	California (continued)
$1,250	5.25%, 3/1/38	$1,353,150
1,900	5.25%, 11/1/40	2,111,299
500	5.50%, 3/1/40	562,035
3,200	6.00%, 4/1/38	3,757,568
	Statewide Communities Dev. Auth. Rev.,
625	California Baptist Univ., 6.50%, 11/1/21	726,131
845	Catholic Healthcare West, 5.50%, 7/1/31, Ser. E	926,821
2,310	Methodist Hospital Project, 6.625%, 8/1/29 (FHA)	2,735,155
8,485	Methodist Hospital Project, 6.75%, 2/1/38 (FHA)	10,002,882
1,000	Trinity Health, 5.00%, 12/1/41	1,048,760
2,000	Whittier Union High School Dist., GO, zero coupon, 8/1/25	1,182,380
		86,465,616
	Colorado – 0.6%
450	Denver Health & Hospital Auth. Rev., 5.625%, 12/1/40	476,937
500	Public Auth. for Colorado Energy Rev., 6.50%, 11/15/38	650,280
400	Regional Transportation Dist., CP, 5.375%, 6/1/31, Ser. A	434,996
1,500	Univ. of Colorado Rev., 5.375%, 6/1/38, Ser. A	1,677,660
		3,239,873
	Connecticut – 1.5%
	State Health & Educational Fac. Auth. Rev.,
5,000	Hartford Healthcare, 5.00%, 7/1/41, Ser. A	5,207,100
2,500	Stamford Hospital, 5.00%, 7/1/42, Ser. J	2,605,200
		7,812,300
	District of Columbia – 0.9%
2,500	Dist. of Columbia Rev., Brookings Institution, 5.75%, 10/1/39	2,712,725
2,070	Tobacco Settlement Financing Corp. Rev., 6.25%, 5/15/24	2,073,478
		4,786,203
	Florida – 2.1%
4,000	Broward Cnty. Water & Sewer Utility Rev., 5.25%, 10/1/34, Ser. A (j)	4,470,240
300	Dev. Finance Corp. Rev., Renaissance Charter School, 6.50%, 6/15/21, Ser. A	314,562
500	Lee Cnty. Industrial Dev. Auth. Rev., Lee Community Charter Foundation, 5.375%, 6/15/37, Ser. A	498,985
1,250	Miami-Dade Cnty. School Board Foundation, Inc., CP, 5.375%, 2/1/34, Ser. A (AGC)	1,346,362
3,900	State Board of Education, GO, 5.00%, 6/1/38, Ser. D (j)	4,316,832
		10,946,981
	Georgia – 0.4%
2,300	Medical Center Hospital Auth. Rev., Spring Harbor Green Island Project, 5.25%, 7/1/37	2,263,499
	Illinois – 1.6%
	Finance Auth. Rev.,
400	OSF Healthcare System, 7.125%, 11/15/37, Ser. A	472,988
5,000	Univ. of Chicago, 5.50%, 7/1/37, Ser. B (j)	5,617,800
1,900	Springfield Electric Rev., 5.00%, 3/1/36	1,914,972
		8,005,760
	Indiana – 1.6%
	Finance Auth. Rev.,
1,500	Duke Energy Indiana, Inc., 6.00%, 8/1/39, Ser. B	1,641,900
3,000	Ohio Valley Electric Corp., 5.00%, 6/1/32, Ser. A	3,021,690

10	Annual Report	| April 30, 2014

Schedule of Investments

PIMCO Municipal Income Fund

April 30, 2014 (continued)

Principal Amount (000s)		Value
	Indiana (continued)
$1,000	Municipal Power Agcy. Rev., 6.00%, 1/1/39, Ser. B	$1,123,850
1,900	Vigo Cnty. Hospital Auth. Rev., Union Hospital, Inc., 7.50%, 9/1/22	2,287,562
		8,075,002
	Iowa – 1.2%
	Finance Auth. Rev.,
532	Deerfield Retirement Community, Inc., 2.00%, 5/15/56, Ser. B, PIK	5,320
3,500	Edgewater LLC Project, 6.75%, 11/15/37	3,624,880
1,500	Edgewater LLC Project, 6.75%, 11/15/42	1,549,170
1,000	Fertilizer Company Project, 5.25%, 12/1/25	1,011,210
		6,190,580
	Kansas – 0.4%
1,000	Dev. Finance Auth. Rev., Adventist Health, 5.75%, 11/15/38	1,104,250
871	Lenexa City, Tax Allocation, Center East Project, 6.00%, 4/1/27 (e)	261,405
650	Manhattan Rev., Meadowlark Hills Retirement, 5.125%, 5/15/42, Ser. B	602,264
		1,967,919
	Kentucky – 0.2%
1,000	Economic Dev. Finance Auth. Rev., Owensboro Medical Healthcare Systems, 6.375%, 6/1/40, Ser. A	1,083,160
	Louisiana – 1.0%
	Local Gov’t Environmental Facs. & Community Dev. Auth Rev.,
1,680	Capital Projects & Equipment Acquisition, 6.55%, 9/1/25 (ACA) (b)	1,825,706
400	Westlake Chemical Corp., 6.50%, 11/1/35, Ser. A-2	443,164
750	Woman’s Hospital Foundation, 5.875%, 10/1/40, Ser. A	836,813
2,000	Public Facs. Auth. Rev., Ochsner Clinic Foundation Project, 6.50%, 5/15/37	2,261,820
		5,367,503
	Maryland – 0.4%
1,500	Economic Dev. Corp. Rev., 5.75%, 6/1/35, Ser. B	1,555,125
650	Health & Higher Educational Facs. Auth. Rev., Charlestown Community, 6.25%, 1/1/41	697,366
		2,252,491
	Massachusetts – 0.5%
	Dev. Finance Agcy. Rev.,
750	Foxborough Regional Charter School, 7.00%, 7/1/42, Ser. A	829,868
103	Linden Ponds, Inc. Fac., zero coupon, 11/15/56, Ser. B (b)	697
388	Linden Ponds, Inc. Fac., 6.25%, 11/15/39, Ser. A-1	331,503
1,500	State College Building Auth. Rev., 5.50%, 5/1/39, Ser. A	1,661,565
		2,823,633
	Michigan – 0.6%
1,500	Royal Oak Hospital Finance Auth. Rev., William Beaumont Hospital, 8.25%, 9/1/39	1,828,470
1,500	Tobacco Settlement Finance Auth. Rev., 6.00%, 6/1/48, Ser. A	1,212,015
		3,040,485
	Minnesota – 0.4%
95	Agricultural & Economic Dev. Board Rev., Health Care Systems, 6.375%, 11/15/29, Ser. A	95,358
1,500	St. Louis Park Rev., Nicollett Health Services, 5.75%, 7/1/39	1,616,040
500	Washington Cnty. Housing & Redev. Auth. Rev., Birchwood & Woodbury Projects, 5.625%, 6/1/37, Ser. A	500,325
		2,211,723

April 30, 2014 |	Annual Report	11

Schedule of Investments

PIMCO Municipal Income Fund

April 30, 2014 (continued)

Principal Amount (000s)		Value
	Missouri – 0.3%
$1,000	Joplin Industrial Dev. Auth. Rev., Christian Homes, Inc., 5.75%, 5/15/26, Ser. F	$1,049,720
370	Lee’s Summit, Tax Allocation, Summit Fair Project, 5.625%, 10/1/23	383,675
		1,433,395
	Nevada – 4.0%
	Clark Cnty., GO,
5,000	4.75%, 6/1/30 (AGM)	5,198,950
5,230	4.75%, 11/1/35 (FGIC-NPFGC) (j)	5,341,399
9,755	Washoe Cnty., Water & Sewer, GO, 5.00%, 1/1/35 (NPFGC)	10,062,673
		20,603,022
	New Jersey – 9.1%
16,550	Economic Dev. Auth., Special Assessment, Kapkowski Road Landfill Project, 5.75%, 4/1/31	17,719,092
2,000	Economic Dev. Auth. Rev., School Facs. Construction, 5.50%, 12/15/34, Ser. Z (AGC)	2,195,680
	Health Care Facs. Financing Auth. Rev.,
500	AHS Hospital Corp., 6.00%, 7/1/37	573,720
2,000	Robert Wood Johnson Univ. Hospital, 5.50%, 7/1/43, Ser. A	2,176,780
2,000	State Turnpike Auth. Rev., 5.25%, 1/1/40, Ser. E	2,153,520
	Tobacco Settlement Financing Corp. Rev., Ser. 1-A,
6,600	4.75%, 6/1/34	5,190,504
12,000	5.00%, 6/1/41	9,503,520
7,000	Transportation Trust Fund Auth. Rev., 5.00%, 6/15/42, Ser. B	7,323,330
		46,836,146
	New Mexico – 1.5%
1,000	Farmington Pollution Control Rev., 5.90%, 6/1/40, Ser. D	1,070,890
6,400	Hospital Equipment Loan Council Rev., Presbyterian Healthcare, 5.00%, 8/1/39	6,635,072
		7,705,962
	New York – 12.0%
15,500	Hudson Yards Infrastructure Corp. Rev., 5.25%, 2/15/47, Ser. A	16,525,635
	Liberty Dev. Corp. Rev., Goldman Sachs Headquarters,
7,500	5.25%, 10/1/35	8,569,950
3,000	5.50%, 10/1/37	3,513,060
3,000	Metropolitan Transportation Auth. Rev., 5.00%, 11/15/36, Ser. D	3,187,290
4,200	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	2,148,888
3,000	New York City Water & Sewer System Rev., Second Generation Resolutions, 5.00%, 6/15/39, Ser. GG-1	3,240,900
	New York Liberty Dev. Corp. Rev.,
10,000	1 World Trade Center Project, 5.00%, 12/15/41	10,576,200
10,000	4 World Trade Center Project, 5.00%, 11/15/44	10,518,200
3,500	State Dormitory Auth. Rev., The New School, 5.50%, 7/1/40	3,783,745
		62,063,868
	Ohio – 3.1%
10,000	Buckeye Tobacco Settlement Financing Auth. Rev., 6.50%, 6/1/47, Ser. A-2	8,815,600
1,000	Hamilton Cnty. Healthcare Rev., Christ Hospital Project, 5.00%, 6/1/42	1,036,240
500	Higher Educational Fac. Commission Rev., Univ. Hospital Health Systems, 6.75%, 1/15/39, Ser. 2009-A (Pre-refunded @ $100, 1/15/15) (c)	522,785
500	Montgomery Cnty. Rev., Miami Valley Hospital, 6.25%, 11/15/39, Ser. A (Pre-refunded @ $100, 11/15/14) (c)	516,085
5,000	State Turnpike Commission Rev., 5.00%, 2/15/48, Ser. A-1	5,305,900
		16,196,610

12	Annual Report	| April 30, 2014

Schedule of Investments

PIMCO Municipal Income Fund

April 30, 2014 (continued)

Principal Amount (000s)		Value
	Oregon – 0.6%
$2,000	Oregon Health & Science Univ. Rev., 5.75%, 7/1/39, Ser. A	$2,230,460
600	State Department of Administrative Services, CP, 5.25%, 5/1/39, Ser. A	639,756
		2,870,216
	Pennsylvania – 4.9%
5,000	Geisinger Auth. Rev., 5.25%, 6/1/39, Ser. A	5,326,700
2,000	Harrisburg Auth. Rev., Harrisburg Univ. of Science, 6.00%, 9/1/36, Ser. B (e)	906,240
	Higher Educational Facs. Auth. Rev.,
500	Edinboro Univ. Foundation, 6.00%, 7/1/43	506,615
350	Thomas Jefferson Univ., 5.00%, 3/1/40	366,335
	Lancaster Cnty. Hospital Auth. Rev., Brethren Village Project, Ser. A,
750	6.25%, 7/1/26	788,377
85	6.375%, 7/1/30	88,668
1,100	Luzerne Cnty. Industrial Dev. Auth. Rev., Pennsylvania American Water Co., 5.50%, 12/1/39	1,205,226
7,000	Philadelphia, GO, 5.25%, 12/15/32, Ser. A (AGM)	7,465,010
	Philadelphia Hospitals & Higher Education Facs. Auth. Rev., Temple Univ. Health System, Ser. A,
5,000	5.625%, 7/1/36	4,928,000
1,000	5.625%, 7/1/42	961,040
500	Philadelphia Water & Wastewater Rev., 5.25%, 1/1/36, Ser. A	532,400
2,000	Turnpike Commission Rev., 5.125%, 12/1/40, Ser. D	2,112,360
		25,186,971
	Rhode Island – 4.6%
23,800	Tobacco Settlement Financing Corp. Rev., 6.25%, 6/1/42, Ser. 2002-A	23,802,856
	South Carolina – 2.7%
450	Jobs-Economic Dev. Auth. Rev., Lutheran Homes, 5.50%, 5/1/28	453,442
2,200	State Ports Auth. Rev., 5.25%, 7/1/40	2,356,046
	State Public Service Auth. Rev.,
5,000	5.50%, 12/1/53, Ser. E	5,520,300
5,000	Sanatee Cooper, 5.125%, 12/1/43, Ser. B	5,398,150
		13,727,938
	Tennessee – 2.2%
940	Memphis Health Educational & Housing Fac. Board Rev., Wesley Housing Corp. Project, 6.95%, 1/1/20 (a)(b)(d)(e)(f)(l) (acquisition cost-$932,489; purchased 6/29/01)	234,684
	Tennessee Energy Acquisition Corp. Rev.,
5,000	5.00%, 2/1/27, Ser. C	5,474,000
5,000	5.25%, 9/1/24, Ser. A	5,614,000
		11,322,684
	Texas – 9.9%
1,200	Dallas Rev., Dallas Civic Center, 5.25%, 8/15/38 (AGC)	1,281,252
5,500	Grand Parkway Transportation Corp. Rev., 5.00%, 4/1/53, Ser. B	5,808,110
	Municipal Gas Acquisition & Supply Corp. I Rev.,
3,500	5.25%, 12/15/23, Ser. A	3,962,525
6,500	6.25%, 12/15/26, Ser. D	7,865,130
	North Harris Cnty. Regional Water Auth. Rev.,
4,200	5.25%, 12/15/33	4,519,578
4,200	5.50%, 12/15/38	4,536,084

April 30, 2014 |	Annual Report	13

Schedule of Investments

PIMCO Municipal Income Fund

April 30, 2014 (continued)

Principal Amount (000s)		Value
	Texas (continued)
	North Texas Tollway Auth. Rev.,
$2,750	5.00%, 1/1/38	$2,876,445
3,000	5.25%, 1/1/44, Ser. C	3,124,050
600	5.50%, 9/1/41, Ser. A	674,004
6,050	5.625%, 1/1/33, Ser. A	6,677,385
600	5.75%, 1/1/33, Ser. F	657,354
250	San Juan Higher Education Finance Auth. Rev., 6.70%, 8/15/40, Ser. A	285,487
	State Public Finance Auth. Charter School Finance Corp. Rev., Ser. A,
400	5.875%, 12/1/36	416,876
2,000	Cosmos Foundation, 5.375%, 2/15/37	2,019,340
4,000	Tarrant Cnty. Cultural Education Facs. Finance Corp. Rev., Baylor Health Care Systems Project, 6.25%, 11/15/29	4,537,440
1,000	Uptown Dev. Auth., Tax Allocation, Infrastructure Improvement Facs., 5.50%, 9/1/29	1,080,160
500	Wise Cnty. Rev., Parker Cnty. Junior College Dist., 8.00%, 8/15/34	579,600
`		50,900,820
	Utah – 1.5%
7,000	Salt Lake Cnty. Rev., IHC Health Services, 5.125%, 2/15/33 (AMBAC)	7,944,090
	Virginia – 2.0%
	Fairfax Cnty. Industrial Dev. Auth. Rev., Inova Health Systems,
6,490	5.00%, 5/15/40	6,987,199
1,000	5.50%, 5/15/35, Ser. A	1,106,020
1,985	Peninsula Town Center Community Dev. Auth. Rev., 6.45%, 9/1/37	2,067,000
		10,160,219
	Washington – 1.3%
	Health Care Facs. Auth. Rev.,
700	Multicare Health Systems, 6.00%, 8/15/39, Ser. B (AGC)	763,189
250	Seattle Cancer Care Alliance, 7.375%, 3/1/38	300,243
2,000	Virginia Mason Medical Center, 6.125%, 8/15/37, Ser. A	2,115,340
	State Housing Finance Commission Rev., Skyline at First Hill Project, Ser. A,
230	5.25%, 1/1/17	230,039
3,600	5.625%, 1/1/38	3,374,208
		6,783,019
	West Virginia – 0.2%
1,000	Hospital Finance Auth. Rev., Highland Hospital, 9.125%, 10/1/41	992,580
	Wisconsin – 0.1%
500	Health & Educational Facs. Auth. Rev., Prohealth Care, Inc., 6.625%, 2/15/39	557,450
Total Municipal Bonds & Notes (cost-$451,906,052)		493,218,785
Variable Rate Notes (h) – 2.4%
	Iowa – 0.3%
2,836	Finance Auth. Rev., Deerfield Retirement Community, Inc., 2.70%, 11/15/46, Ser. A (k)	1,776,028
	Texas – 0.4%
1,000	JPMorgan Chase Putters/Drivers Trust, GO, 9.42%, 2/1/17, Ser. 3480 (a)(d)(g)	1,220,150
600	JPMorgan Chase Putters/Drivers Trust Rev., 10.03%, 10/1/31, Ser. 3227 (a)(d)(g)	775,686
		1,995,836
	Washington – 1.7%
6,670	JPMorgan Chase Putters/Drivers Trust, GO, 13.785%, 8/1/28, Ser. 3388 (a)(d)(g)	8,782,656
Total Variable Rate Notes (cost-$12,431,191)		12,554,520

14	Annual Report	| April 30, 2014

Schedule of Investments

PIMCO Municipal Income Fund

April 30, 2014 (continued)

Principal Amount (000s)		Value
Short-Term Investments – 2.0%
	U.S. Government Agency Securities (m) – 1.0%
$2,002	Federal Home Loan Bank Discount Notes, 0.079%, 10/8/14-10/29/14	$2,001,296
	Federal Home Loan Bank Discount Notes,
100	0.056%, 6/18/14	99,993
698	0.057%, 7/30/14	697,902
1,400	0.101%, 8/1/14	1,399,642
1,100	Freddie Mac Discount Notes, 0.076%, 10/24/14	1,099,597
Total U.S. Government Agency Securities (cost-$5,298,430)		5,298,430
	U.S. Treasury Obligations – 0.7%
600	U.S. Treasury Bills, 0.051%-0.08%, 5/8/14-9/18/14 (m)	599,915
	U.S. Treasury Notes,
500	0.25%, 5/31/14	500,088
2,500	0.50%, 8/15/14	2,503,272
Total U.S. Treasury Obligations (cost-$3,602,631)		3,603,275
Variable Rate Demand Note – 0.3%
	South Carolina – 0.3%
1,290	Educational Facs. Auth. Rev., Furman Univ., 0.09%, 5/1/14 (final maturity 10/1/39), Ser. B (h)(i) (cost-$1,290,000)	1,290,000
Total Short-Term Investments (cost-$10,191,061)		10,191,705
Total Investments (cost-$474,528,304) – 100.0%		$515,965,010

Industry classification of portfolio holdings as a percentage of total investments was as follows:

Revenue Bonds:
Health, Hospital & Nursing Home Revenue	22.3%
Miscellaneous Revenue	14.0
Highway Revenue Tolls	7.3
Tobacco Settlement Funded	6.8
Natural Gas Revenue	5.7
College & University Revenue	4.1
Port, Airport & Marina Revenue	3.9
Water Revenue	3.7
Industrial Revenue	3.3
Miscellaneous Taxes	3.2
Electric Power & Light Revenue	2.9
Sewer Revenue	1.6
Lease (Appropriation)	0.7
Transit Revenue	0.6
Ad Valorem Property Tax	0.4

Total Revenue Bonds		80.5%
General Obligation		13.6
Special Assessment		3.4
U.S. Government Agency Securities		1.0
U.S. Treasury Obligations		0.7
Certificates of Participation		0.5
Tax Allocation		0.3

Total Investments		100.0%

April 30, 2014 |	Annual Report	15

Schedule of Investments

PIMCO Municipal Income Fund

April 30, 2014 (continued)

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $11,013,176, representing 2.1% of total investments.

(b)	Illiquid.

(c)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date).

(d)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	In default.

(f)	Fair-Valued–Securities with an aggregate value of $234,684, representing 0.05% of total investments. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)	Inverse Floater–The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on April 30, 2014.

(h)	Variable Rate Notes–Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on April 30, 2014.

(i)	Date shown is date of next put.

(j)	Residual Interest Bonds held in Trust–Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

(k)	Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(l)	Restricted. The aggregate acquisition cost of such security is $932,489. The aggregate value is $234,684, representing 0.05% of total investments.

(m)	Rates reflect the effective yields at purchase date.

(n)	Floating Rate Notes–The weighted average daily balance of Floating Rate Notes outstanding during the year ended April 30, 2014 was $13,309,852 at a weighted average interest rate, including fees, 0.65%.

(o)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 4/30/14
Investments in Securities – Assets
Municipal Bonds & Notes:
Alaska	$–	$3,772,722	$405,000	$4,177,722
Iowa	–	6,185,260	5,320	6,190,580
Tennessee	–	11,088,000	234,684	11,322,684
All Other	–	471,527,799	–	471,527,799
Variable Rate Notes	–	12,554,520	–	12,554,520
Short-Term Investments	–	10,191,705	–	10,191,705
Totals	$–	$515,320,006	$645,004	$515,965,010

At April 30, 2014, there were no transfers between Levels 1 and 2.

16	Annual Report	| April 30, 2014

Schedule of Investments

PIMCO Municipal Income Fund

April 30, 2014 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended April 30, 2014, was as follows:

	Beginning Balance 4/30/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3*	Transfers out of Level 3	Ending Balance 4/30/14
Investments in Securities – Assets
Municipal Bonds & Notes:
Alaska	$ –	$ –	$–	$–	$–	$ –	$405,000	$–	$405,000
Iowa	–	13,073	–	–	–	(7,753)	–	–	5,320
Tennessee	472,350	–	–	–	–	(237,666)	–	–	234,684
Totals	$472,350	$13,073	$–	$–	$–	$(245,419)	$405,000	$–	$645,004

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at April 30, 2014.

	Ending Balance at 4/30/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Municipal Bonds & Notes	$410,320	Third-Party Pricing Vendor	Projected Revenue Stream	$1.00-$45.00
	234,684	Benchmark Pricing	Security Price Reset	$24.97

*	Transferred out of Level 2 into Level 3 due to lack of updated information needed to evaluate a price.

The net change in unrealized appreciation/depreciation of Level 3 investments held at April 30, 2014, was $(292,218). Net change in unrealized appreciation/depreciation is reflected on the Statement of Operations.

(p)	The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Operations for the year ended April 30, 2014:

Location	Interest Rate Contracts
Net realized gain on:
Swaps	$56,416

Glossary:

ACA	-	insuredby American Capital Access Holding Ltd.
AGC	-	insuredby Assured Guaranty Corp.
AGM	-	insuredby Assured Guaranty Municipal Corp.
AMBAC	-	insuredby American Municipal Bond Assurance Corp.
CP	-	Certificatesof Participation
FGIC	-	insuredby Financial Guaranty Insurance Co.
FHA	-	insuredby Federal Housing Administration
GO	-	GeneralObligation Bond
PIK	-	Payment-in-Kind
NPFGC	-	insuredby National Public Finance Guarantee Corp.

See accompanying Notes to Financial Statements	| April 30, 2014 |	Annual Report	17

Schedule of Investments

PIMCO California Municipal Income Fund

April 30, 2014

Principal Amount (000s)		Value
California Municipal Bonds & Notes – 87.8%
$10,000	Bay Area Toll Auth. Rev., San Francisco Bay Area, 5.00%, 4/1/34, Ser. F-1	$10,800,600
5,000	Chula Vista Rev., San Diego Gas & Electric, 5.875%, 2/15/34, Ser. B	5,694,300
650	City & Cnty. of San Francisco, Capital Improvement Projects, CP, 5.25%, 4/1/31, Ser. A	722,189
350	Contra Costa Cnty. Public Financing Auth., Tax Allocation, 5.85%, 8/1/33, Ser. A	350,018
5,000	Desert Community College Dist., GO, 5.00%, 8/1/37, Ser. C (AGM)	5,328,550
6,300	Eastern Municipal Water Dist., CP, 5.00%, 7/1/35, Ser. H	6,629,868
	Educational Facs. Auth. Rev. (h),
10,200	Claremont McKenna College, 5.00%, 1/1/39	10,851,576
10,000	Univ. of Southern California, 5.00%, 10/1/39, Ser. A	11,214,000
2,975	El Dorado Irrigation Dist. & El Dorado Water Agcy., CP, 5.75%, 8/1/39, Ser. A (AGC) (Pre-refunded @ $100, 8/ 1/14) (c)	3,015,133
14,425	El Monte, Department of Public Social Services Fac., Phase II, CP, 5.25%, 1/1/34 (AMBAC) (a)(b)(i) (acquisition cost-$14,425,000; purchased 8/2/01)	14,463,947
1,000	Folsom Redev. Agcy., Tax Allocation, 5.50%, 8/1/36	1,017,180
	Fremont Community Facs. Dist. No. 1, Special Tax,
165	6.00%, 9/1/18	166,071
505	6.00%, 9/1/19	508,277
3,500	6.30%, 9/1/31	3,512,460
	Golden State Tobacco Securitization Corp. Rev.,
3,000	5.00%, 6/1/35, Ser. A (FGIC)	3,058,320
6,000	5.00%, 6/1/38, Ser. A (FGIC)	6,028,980
1,600	5.00%, 6/1/45 (AMBAC-TCRS)	1,601,920
2,195	5.00%, 6/1/45, Ser. A	2,197,634
8,300	5.125%, 6/1/47, Ser. A-1	6,287,748
30,675	5.75%, 6/1/47, Ser. A-1	25,321,292
	Health Facs. Financing Auth. Rev.,
2,000	Adventist Health System, 5.75%, 9/1/39, Ser. A	2,234,180
2,000	Catholic Healthcare West, 6.00%, 7/1/34, Ser. A	2,012,160
4,000	Catholic Healthcare West, 6.00%, 7/1/39, Ser. A	4,445,840
11,000	Stanford Hospital Clinics, 5.00%, 8/15/51, Ser. A	11,776,050
1,000	Children’s Hospital of Orange Cnty., 6.50%, 11/1/38, Ser. A	1,170,940
1,450	Scripps Health, 5.00%, 11/15/36, Ser. A	1,546,425
3,400	Stanford Hospital, 5.25%, 11/15/40, Ser. A-2	3,729,426
1,000	Sutter Health, 5.00%, 8/15/35, Ser. D	1,054,790
1,600	Sutter Health, 5.00%, 11/15/42, Ser. A (IBC-NPFGC)	1,655,600
3,000	Sutter Health, 5.00%, 8/15/52, Ser. A	3,192,150
2,800	Sutter Health, 6.00%, 8/15/42, Ser. B	3,213,364
1,000	Imperial Irrigation Dist. Rev., 5.00%, 11/1/41, Ser. C	1,036,970
10,000	Infrastructure & Economic Dev. Bank Rev., Independent System Operator Corp., 5.00%, 2/1/39	10,594,500
10,590	Kern Cnty., Capital Improvements Projects, CP, 5.75%, 8/1/35, Ser. A (AGC)	11,631,209
	Lancaster Redev. Agcy., Tax Allocation,
215	6.875%, 8/1/39	233,150
285	6.875%, 8/1/39 (Pre-refunded @ $100, 8/ 1/19) (c)	365,208
5,000	Long Beach Airport Rev., 5.00%, 6/1/40, Ser. A	5,155,500
1,000	Long Beach Bond Finance Auth. Rev., Long Beach Natural Gas, 5.50%, 11/15/27, Ser. A	1,153,260

18	Annual Report	| April 30, 2014

Schedule of Investments

PIMCO California Municipal Income Fund

April 30, 2014 (continued)

Principal Amount (000s)		Value
	Los Angeles Department of Water & Power Rev.,
$5,000	4.75%, 7/1/30, Ser. A-2 (AGM) (h)	$5,177,150
4,100	5.00%, 7/1/37, Ser. B	4,496,306
5,000	5.00%, 7/1/43, Ser. B	5,409,850
3,000	5.375%, 7/1/34, Ser. A (h)	3,319,680
7,000	5.375%, 7/1/38, Ser. A (h)	7,701,120
	Los Angeles Unified School Dist., GO,
10,000	5.00%, 7/1/29, Ser. I (h)	11,243,100
3,500	5.00%, 1/1/34, Ser. I	3,842,440
5,000	5.00%, 1/1/34, Ser. I (h)	5,489,200
250	5.30%, 1/1/34, Ser. D	279,293
1,900	M-S-R Energy Auth. Rev., 6.50%, 11/1/39, Ser. B	2,472,812
700	Malibu, City Hall Project, CP, 5.00%, 7/1/39, Ser. A	722,078
	Municipal Finance Auth. Rev.,
1,045	Azusa Pacific Univ. Project, 7.75%, 4/1/31, Ser. B	1,181,707
2,900	Biola Univ., 5.875%, 10/1/34	3,210,677
1,250	Peralta Community College Dist., GO, 5.00%, 8/1/39, Ser. C	1,297,100
	Pollution Control Financing Auth. Rev.,
1,250	American Water Capital Corp. Project, 5.25%, 8/1/40 (a)(b)(d)(i) (acquisition cost-$1,250,000; purchased 8/11/10)	1,275,200
2,000	San Jose Water Co. Projects, 5.10%, 6/1/40	2,070,600
5,000	Sacramento Cnty. Sanitation Dists. Financing Auth. Rev., 5.00%, 8/1/30 (NPFGC)	5,237,300
6,250	San Diego Cnty. Water Auth., CP, 5.00%, 5/1/38, Ser. 2008-A (AGM)	6,842,187
3,285	San Diego Regional Building Auth. Rev., Cnty. Operations Center & Annex, 5.375%, 2/1/36, Ser. A	3,595,170
	San Joaquin Hills Transportation Corridor Agcy. Rev., Ser. A,
5,000	5.50%, 1/15/28	5,001,750
5,000	5.70%, 1/15/19	5,108,000
230	San Jose, Special Assessment, 5.60%, 9/2/17, Ser. 24-Q	237,848
1,500	San Jose Hotel Tax Rev., Convention Center Expansion, 6.50%, 5/1/36	1,721,745
1,200	San Marcos Unified School Dist., GO, 5.00%, 8/1/38, Ser. A	1,270,068
3,500	Santa Clara Cnty. Financing Auth. Rev., El Camino Hospital, 5.75%, 2/1/41, Ser. A (AMBAC)	3,733,415
1,300	Santa Cruz Cnty. Redev. Agcy., Tax Allocation, Live Oak/Soquel Community, 7.00%, 9/1/36, Ser. A	1,482,520
	State, GO,
5,885	5.00%, 9/1/35	6,343,441
100	5.00%, 6/1/37	106,583
3,000	5.00%, 12/1/37	3,228,120
7,000	5.00%, 11/1/43	7,582,680
2,400	5.25%, 11/1/40	2,666,904
1,500	5.50%, 3/1/40	1,686,105
2,000	6.00%, 4/1/38	2,348,480
2,000	6.00%, 11/1/39	2,381,800
	State Public Works Board Rev.,
2,000	5.75%, 10/1/30, Ser. G-1	2,295,080
2,000	California State Univ., 6.00%, 11/1/34, Ser. J	2,302,660
1,500	Judicial Council Projects, 5.00%, 12/1/29, Ser. D	1,659,000

April 30, 2014 |	Annual Report	19

Schedule of Investments

PIMCO California Municipal Income Fund

April 30, 2014 (continued)

Principal Amount (000s)		Value
$2,000	Regents Univ., 5.00%, 4/1/34, Ser. E (Pre-refunded @ $100, 4/1/19) (c)	$2,370,420
	Statewide Communities Dev. Auth. Rev.,
1,000	American Baptist Homes West, 6.25%, 10/1/39	1,052,710
900	California Baptist Univ., 5.50%, 11/1/38, Ser. A	874,080
845	Catholic Healthcare West, 5.50%, 7/1/31, Ser. D	926,821
10,000	Cottage Health, 5.00%, 11/1/40	10,278,600
7,500	Kaiser Permanente, 5.00%, 4/1/42, Ser. A	7,998,525
1,000	Kaiser Permanente, 5.25%, 3/1/45, Ser. B	1,024,000
1,000	Lancer Student Housing Project, 7.50%, 6/1/42	1,083,750
1,870	Methodist Hospital Project, 6.625%, 8/1/29 (FHA)	2,214,174
6,875	Methodist Hospital Project, 6.75%, 2/1/38 (FHA)	8,104,869
100	St. Joseph Health System, 5.125%, 7/1/24 (NPFGC)	111,679
3,200	St. Joseph Health System, 5.75%, 7/1/47, Ser. A-3 (FGIC)	3,524,160
2,000	Sutter Health, 6.00%, 8/15/42, Ser. A	2,295,260
3,915	The Internext Group, CP, 5.375%, 4/1/30	3,924,239
4,000	Univ. of California Irvine E. Campus, 5.125%, 5/15/31	4,171,160
4,500	Univ. of California Irvine E. Campus, 5.375%, 5/15/38	4,663,575
6,300	Torrance Rev., Torrance Memorial Medical Center, 5.00%, 9/1/40, Ser. A	6,432,993
2,500	Township Health Care Dist, GO, 5.00%, 8/1/43, Ser. B	2,647,800
2,000	Turlock, Emanuel Medical Center, CP, 5.50%, 10/15/37, Ser. B	2,148,180
2,000	Univ. of California Rev., 5.00%, 5/15/43, Ser. J	2,133,100
1,000	Westlake Village, CP, 5.00%, 6/1/39	1,018,070
Total California Municipal Bonds & Notes (cost-$346,317,870)		379,988,119
Other Municipal Bonds & Notes – 3.0%
	Iowa – 1.8%
8,600	Tobacco Settlement Auth. Rev., 5.60%, 6/1/34, Ser. B	7,783,086
	Texas – 1.2%
5,000	Wood Cnty. Central Hospital Dist. Rev., East Texas Medical Center Quitman Project, 6.00%, 11/1/41	5,396,500
Total Other Municipal Bonds & Notes (cost-$13,886,713)		13,179,586
California Variable Rate Notes (a)(b)(d)(e)(f)(i) – 1.8%
	Health Facs. Financing Auth. Rev.,
1,000	9.459%, 11/15/36, Ser. 3193 (acquisition cost-$972,060; purchased 6/7/10)	1,100,550
6,000	11.704%, 11/15/42, Ser. 3255 (acquisition cost-$3,698,520; purchased 3/25/11)	6,471,960
Total California Variable Rate Notes (cost-$4,677,660)		7,572,510
Short-term Investments – 7.4%
	California Variable Rate Demand Notes (f)(g) – 3.8%
10,000	East Bay Municipal Utility Dist. Rev., 0.05%, 5/22/14, (final maturity 6/1/38), Ser. A-4	10,000,000
6,500	Health Facs. Financing Auth. Rev., 0.04%, 5/22/14, (final maturity 10/1/31), Ser. B	6,500,000
Total California Variable Rate Demand Notes (cost-$16,500,000)		16,500,000
	U.S. Government Agency Securities (j) – 3.6%
14,600	Federal Home Loan Bank Discount Notes, 0.091%, 7/23/14	14,596,970
800	Freddie Mac Discount Notes, 0.122%, 7/11/14	799,811
Total U.S. Government Agency Securities (cost-$15,396,781)		15,396,781
Total Short-Term Investments (cost-$31,896,781)		31,896,781
Total Investments (cost-$396,779,024) – 100.0%		$432,636,996

20	Annual Report	| April 30, 2014

Schedule of Investments

PIMCO California Municipal Income Fund

April 30, 2014 (continued)

Industry classification of portfolio holdings as a percentage of total investments was as follows:

Revenue Bonds:
Health, Hospital & Nursing Home Revenue	24.1%
Tobacco Settlement Funded	12.1
Water Revenue	6.7
College & University Revenue	6.6
Electric Power & Light Revenue	5.1
Highway Revenue Tolls	4.8
Lease (Abatement)	2.8
Local or Guaranteed Housing	2.3
Natural Gas Revenue	2.1
Sewer Revenue	1.2
Port, Airport & Marina Revenue	1.2
Hotel Occupancy Tax	0.4

Total Revenue Bonds		69.4%
General Obligation		13.3
Certificates of Participation		11.8
U.S. Government Agency Securities		3.6
Special Tax		1.0
Tax Allocation		0.8
Special Assessment		0.1

Total Investments		100.0%

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $23,311,657, representing 5.4% of total investments.

(b)	Illiquid.

(c)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date).

(d)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	Inverse Floater–The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on April 30, 2014.

(f)	Variable Rate Notes–Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on April 30, 2014.

(g)	Date shown is date of next put.

(h)	Residual Interest Bonds held in Trust–Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

(i)	Restricted. The aggregate acquisition cost of such securities is $20,345,580. The aggregate value is $23,311,657, representing 5.4% of total investments.

(j)	Rates reflect the effective yields at purchase date.

April 30, 2014 |	Annual Report	21

Schedule of Investments

PIMCO California Municipal Income Fund

April 30, 2014 (continued)

(k)	Floating Rate Notes–The weighted average daily balance of Floating Rate Notes outstanding during the year ended April 30, 2014 was $31,765,500 at a weighted average interest rate, including fees, of 0.69%.

(l)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 4/30/14
Investments in Securities – Assets
California Municipal Bonds & Notes	$–	$379,988,119	$–	$379,988,119
Other Municipal Bonds & Notes	–	13,179,586	–	13,179,586
California Variable Rate Notes	–	7,572,510	–	7,572,510
Short-Term Investments	–	31,896,781	–	31,896,781
Totals	$–	$432,636,996	$–	$432,636,996

At April 30, 2014, there were no transfers between Levels 1 and 2.

(m)	The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Operations for the year ended April 30, 2014:

Location	Interest Rate Contracts
Net realized gain on:
Swaps	$110,024

Glossary:

AGC	-	insured by Assured Guaranty Corp.
AGM	-	insured by Assured Guaranty Municipal Corp.
AMBAC	-	insured by American Municipal Bond Assurance Corp.
CP	-	Certificates of Participation
FGIC	-	insured by Financial Guaranty Insurance Co.
FHA	-	insured by Federal Housing Administration
GO	-	General Obligation Bond
IBC	-	Insurance Bond Certificate
NPFGC	-	Insured by National Public Finance Guarantee Corp.
TCRS	-	Temporary Custodian Receipts

22	Annual Report	| April 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

PIMCO New York Municipal Income Fund

April 30, 2014

Principal Amount (000s)		Value
NEW YORK MUNICIPAL BONDS & NOTES – 93.4%
	Hudson Yards Infrastructure Corp. Rev., Ser. A,
$3,000	5.25%, 2/15/47	$3,198,510
4,000	5.75%, 2/15/47	4,444,320
	Liberty Dev. Corp. Rev.,
	Long Island Power Auth. Rev., Ser. A,
750	5.00%, 9/1/34 (AMBAC)	755,040
4,500	5.75%, 4/1/39	5,056,110
	Metropolitan Transportation Auth. Rev.,
2,000	5.00%, 11/15/42, Ser. H	2,116,600
1,000	5.00%, 11/15/43, Ser. B	1,060,350
1,600	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	818,624
2,000	New York City, GO, 5.00%, 8/1/31, Ser. D-1	2,234,980
3,500	New York City Health & Hospital Corp. Rev., 5.00%, 2/15/30, Ser. A	3,743,950
	New York City Industrial Dev. Agcy. Rev.,
1,000	Liberty Interactive Corp., 5.00%, 9/1/35	1,005,780
900	Pilot Queens Baseball Stadium, 6.50%, 1/1/46 (AGC)	1,002,330
3,200	Yankee Stadium, 7.00%, 3/1/49 (AGC)	3,686,656
5,000	New York City Transitional Finance Auth. Rev., 5.25%, 1/15/39, Ser. S-3	5,447,800
	New York City Water & Sewer System Rev.,
2,500	5.00%, 6/15/40, Ser. FF-2	2,680,075
5,000	Second Generation Resolutions, 4.75%, 6/15/35, Ser. DD (a)	5,215,550
	New York Liberty Dev. Corp. Rev.,
2,000	1 World Trade Center Project, 5.00%, 12/15/41	2,115,240
6,000	4 World Trade Center Project, 5.75%, 11/15/51	6,611,100
6,150	Bank of America Tower at One Bryant Park Project, 5.125%, 1/15/44	6,486,036
1,500	Bank of America Tower at One Bryant Park Project, 6.375%, 7/15/49	1,640,565
120	Goldman Sachs Headquarters, 5.25%, 10/1/35	137,119
11,290	Goldman Sachs Headquarters, 5.25%, 10/1/35 (a)	12,900,631
1,925	Goldman Sachs Headquarters, 5.50%, 10/1/37	2,254,213
600	Onondaga Cnty. Rev., Syracuse Univ. Project, 5.00%, 12/1/36	645,750
1,000	Port Auth. of New York & New Jersey Rev., JFK International Air Terminal, 6.00%, 12/1/36	1,108,460
	State Dormitory Auth. Rev.,
1,000	5.00%, 2/15/29, Ser. A	1,133,480
500	5.00%, 7/1/35, Ser. A	538,890
1,000	5.00%, 3/15/38, Ser. A	1,082,740
1,350	5.00%, 7/1/42, Ser. A	1,454,774
1,000	Fordham Univ., 5.50%, 7/1/36, Ser. A	1,103,610
2,000	Mount Sinai Hospital, 5.00%, 7/1/31, Ser. A	2,163,360
1,300	Mount Sinai School of Medicine, 5.125%, 7/1/39	1,357,603
4,500	New York Univ., 5.00%, 7/1/38, Ser. C	4,867,290
1,225	NYU Hospitals Center, 6.00%, 7/1/40, Ser. A	1,365,214
1,000	Pratt Institute, 5.125%, 7/1/39, Ser. C (AGC)	1,049,510
2,500	Sloan-Kettering Center Memorial, 4.50%, 7/1/35, Ser. A-1	2,541,550
1,800	Teachers College, 5.50%, 3/1/39	1,922,940
1,250	The New School, 5.50%, 7/1/40	1,351,338
	State Thruway Auth. Rev., Ser. I,
2,000	5.00%, 1/1/37	2,148,400
3,645	5.00%, 1/1/42	3,888,085

April 30, 2014 |	Annual Report	23

Schedule of Investments

PIMCO New York Municipal Income Fund

April 30, 2014 (continued)

Principal Amount (000s)		Value
$1,800	State Urban Dev. Corp. Rev., 5.00%, 3/15/36, Ser. B-1 (a)	$1,950,624
3,000	Triborough Bridge & Tunnel Auth. Rev., 5.25%, 11/15/34, Ser. A-2 (a)	3,341,550
3,000	Troy Capital Res. Corp. Rev., Rensselaer Polytechnic Institute Project, 5.125%, 9/1/40, Ser. A	3,152,490
5,860	Troy Industrial Dev. Auth. Rev., Rensselaer Polytechnic Institute Project, 4.625%, 9/1/26	6,286,256
	TSASC, Inc. Rev., Ser. 1,
3,000	5.00%, 6/1/26	2,876,460
3,000	5.00%, 6/1/34	2,514,030
2,205	5.125%, 6/1/42	1,777,450
2,945	Warren & Washington Cntys. Industrial Dev. Agcy. Rev., Glens Falls Hospital Project, 5.00%, 12/1/27, Ser. C (AGM)	2,949,859
910	Westchester Cnty. Healthcare Corp. Rev., 6.125%, 11/1/37, Ser. C-2	1,017,353
200	Yonkers Economic Dev. Corp. Rev., Charter School of Educational Excellence Project, 6.00%, 10/15/30, Ser. A	206,122
400	Yonkers Industrial Dev. Agcy. Rev., Sarah Lawrence College Project, 6.00%, 6/1/41, Ser. A	436,192
Total New York Municipal Bonds & Notes (cost-$123,662,359)		130,842,959
OTHER MUNICIPAL BONDS & NOTES – 1.8%
	Ohio – 1.8%
2,875	Buckeye Tobacco Settlement Financing Auth. Rev., 6.50%, 6/1/47, Ser. A-2 (cost-$2,409,570)	2,534,485
SHORT-TERM INVESTMENTS – 4.8%
	U.S. Treasury Obligations – 3.6%
	U.S. Treasury Notes,
300	0.25%, 6/30/14	300,111
1,600	0.50%, 10/15/14	1,603,250
200	1.00%, 5/15/14	200,078
2,900	2.25%, 5/31/14	2,905,325
Total U.S. Treasury Obligations (cost-$5,007,809)		5,008,764
	U.S. Government Agency Securities (b) – 1.2%
1,400	Fannie Mae Discount Notes, 0.066%, 9/3/14	1,399,684
300	Freddie Mac Discount Notes, 0.101%, 7/1/14	299,949
Total U.S. Government Agency Securities (cost-$1,699,633)		1,699,633
Total Short-Term Investments (cost-$6,707,442)		6,708,397
Total Investments (cost-$132,779,371) – 100.0%		$140,085,841

24	Annual Report	| April 30, 2014

Schedule of Investments

PIMCO New York Municipal Income Fund

April 30, 2014 (continued)

Industry classification of portfolio holdings as a percentage of total investments was as follows:

Revenue Bonds:
College & University Revenue	17.3%
Industrial Revenue	14.2
Miscellaneous Revenue	14.1
Health, Hospital & Nursing Home Revenue	8.3
Tobacco Settlement Funded	6.9
Highway Revenue Tolls	6.7
Water Revenue	5.6
Miscellaneous Taxes	5.5
Electric Power & Light Revenue	4.1
Income Tax Revenue	3.0
Recreational Revenue	2.6
Port, Airport & Marina Revenue	2.3
Transit Revenue	2.3
Economic Development Revenue	0.7

Total Revenue Bonds		93.6%
U.S. Treasury Obligations		3.6
General Obligation		1.6
U.S. Government Agency Securities		1.2

Total Investments		100.0%

Notes to Schedule of Investments:

(a)	Residual Interest Bonds held in Trust–Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

(b)	Rates reflect the effective yields at purchase date.

(c)	Floating Rate Notes–The weighted average daily balance of Floating Rate Notes outstanding during the year ended April 30, 2014 was $10,476,876 at a weighted average interest rate, including fees, of 0.48%.

(d)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 4/30/14
Investments in Securities – Assets
New York Municipal Bonds & Notes	$–	$130,842,959	$–	$130,842,959
Other Municipal Bonds & Notes	–	2,534,485	–	2,534,485
Short-Term Investments	–	6,708,397	–	6,708,397
Totals	$–	$140,085,841	$–	$140,085,841

At April 30, 2014, there were no transfers between Levels 1 and 2.

April 30, 2014 |	Annual Report	25

Schedule of Investments

PIMCO New York Municipal Income Fund

April 30, 2014 (continued)

(e)	The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Operations for the year ended April 30, 2014:

Location	Interest Rate Contracts
Net realized gain on:
Swaps	$6,806

Glossary:

AGC	-	insured by Assured Guaranty Corp.
AGM	-	insured by Assured Guaranty Municipal Corp.
AMBAC	-	insured by American Municipal Bond Assurance Corp.
GO	-	General Obligation Bond

26	Annual Report	| April 30, 2014 |	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

PIMCO Municipal Income Funds

April 30, 2014

	Municipal	California Municipal	New York Municipal
Assets:
Investments, at value (cost-$474,528,304, $396,779,024 and $132,779,371, respectively)	$515,965,010	$432,636,996	$140,085,841
Cash	468,390	65,504	531,948
Interest receivable	8,180,707	6,716,380	1,915,615
Prepaid expenses and other assets	98,418	27,958	1,782,899
Total Assets	524,712,525	439,446,838	144,316,303

Liabilities:
Payable for floating rate notes issued	13,063,277	31,765,500	10,476,876
Dividends payable to common and preferred shareholders	2,067,135	1,432,910	438,887
Investment management fees payable	270,015	215,152	70,622
Interest payable	21,917	41,683	16,962
Accrued expenses and other liabilities	135,108	240,189	102,111
Total Liabilities	15,557,452	33,695,434	11,105,458
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 7,600, 6,000 and 1,880 shares issued and outstanding, respectively)	190,000,000	150,000,000	47,000,000
Net Assets Applicable to Common Shareholders	$319,155,073	$255,751,404	$86,210,845

Composition of Net Assets Applicable to Common Shareholders:
Common Shares (no par value):
Paid-in-capital	$332,394,592	$243,067,868	$97,349,844
Undistributed net investment income	3,317,970	12,610,432	2,136,589
Accumulated net realized loss	(58,009,082)	(35,784,077)	(20,691,638)
Net unrealized appreciation	41,451,593	35,857,181	7,416,050
Net Assets Applicable to Common Shareholders	$319,155,073	$255,751,404	$86,210,845
Common Shares Issued and Outstanding	25,395,563	18,572,365	7,695,354
Net Asset Value Per Common Share	$12.57	$13.77	$11.20

See accompanying Notes to Financial Statements	| April 30, 2014 |	Annual Report	27

Statements of Operations

PIMCO Municipal Income Funds

Year ended April 30, 2014

	Municipal	California Municipal	New York Municipal
Investment Income:
Interest	$27,647,767	$21,775,408	$6,367,386
Miscellaneous	50,000	–	–
Total Investment Income	27,697,767	21,775,408	6,367,386

Expenses:
Investment management	3,226,552	2,562,665	840,386
Auction agent and commissions	317,326	244,950	77,965
Custodian and accounting agent	111,712	88,365	55,827
Interest	85,948	217,749	50,537
Audit and tax services	69,397	65,747	61,772
Shareholder communications	46,673	29,736	23,575
New York Stock Exchange listing	32,382	36,583	25,835
Transfer agent	27,015	25,251	25,478
Trustees	25,873	20,012	6,440
Legal	15,901	14,028	10,695
Insurance	14,256	12,149	7,177
Miscellaneous	10,889	12,991	12,799
Total Expenses	3,983,924	3,330,226	1,198,486

Net Investment Income	23,713,843	18,445,182	5,168,900

Realized and Change In Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,006,491)	2,218,470	14,322
Swaps	56,416	110,024	6,806
Net change in unrealized appreciation/depreciation of investments	(26,689,845)	(20,810,254)	(6,287,477)
Net realized and change in unrealized loss	(28,639,920)	(18,481,760)	(6,266,349)
Net Decrease in Net Assets Resulting from Investment Operations	(4,926,077)	(36,578)	(1,097,449)
Dividends on Preferred Shares from Net investment income	(246,234)	(195,517)	(59,642)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$(5,172,311)	$(232,095)	$(1,157,091)

28	Annual Report	| April 30, 2014 |	See accompanying Notes to Financial Statements

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April 30, 2014 |	Annual Report	29

Statements of Changes in Net Assets Applicable to Common Shareholders

PIMCO Municipal Income Funds

	Municipal
	Year ended April 30, 2014	Year ended April 30, 2013
Investment Operations:
Net investment income	$23,713,843	$24,006,518
Net realized gain (loss)	(1,950,075)	1,171,051
Net change in unrealized appreciation/depreciation	(26,689,845)	20,496,813
Net increase (decrease) in net assets resulting from investment operations	(4,926,077)	45,674,382

Dividends on Preferred Shares from Net Investment Income	(246,234)	(471,161)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(5,172,311)	45,203,221

Dividends to Common Shareholders from Net Investment Income	(24,727,309)	(24,664,665)

Common Share Transactions:
Reinvestment of dividends	892,591	882,792
Total increase (decrease) in net assets applicable to common shareholders	(29,007,029)	21,421,348

Net Assets Applicable to Common Shareholders:
Beginning of year	348,162,102	326,740,754
End of year*	$319,155,073	$348,162,102
*Including undistributed net investment income of:	$3,317,970	$4,564,423

Common Shares Issued in Reinvestment of Dividends	71,548	58,080

30	Annual Report	| April 30, 2014 |	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets Applicable to Common Shareholders

PIMCO Municipal Income Funds (continued)

California Municipal		New York Municipal
Year ended April 30, 2014	Year ended April 30, 2013	Year ended April 30, 2014	Year ended April 30, 2013

$18,445,182	$18,985,141	$5,168,900	$5,371,779
2,328,494	768,479	21,128	809,587
(20,810,254)	15,469,190	(6,287,477)	4,255,627
(36,578)	35,222,810	(1,097,449)	10,436,993
(195,517)	(372,583)	(59,642)	(116,375)
(232,095)	34,850,227	(1,157,091)	10,320,618

(17,139,443)	(17,087,147)	(5,259,898)	(5,248,148)

725,214	764,404	119,150	310,460
(16,646,324)	18,527,484	(6,297,839)	5,382,930

272,397,728	253,870,244	92,508,684	87,125,754
$255,751,404	$272,397,728	$86,210,845	$92,508,684
$12,610,432	$11,490,816	$2,136,589	$2,096,304

54,834	51,253	10,748	25,935

See accompanying Notes to Financial Statements	| April 30, 2014 |	Annual Report	31

Notes to Financial Statements

PIMCO Municipal Income Funds

April 30, 2014

1. Organization and Significant Accounting Policies

PIMCO Municipal Income Fund (“Municipal”), PIMCO California Municipal Income Fund (“California Municipal”) and PIMCO New York Municipal Income Fund (“New York Municipal”), (each a “Fund” and collectively the “Funds” or “PIMCO Municipal Income Funds”) were organized as Massachusetts business trusts on May 10, 2001. Prior to commencing operations on June 29, 2001, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. Allianz Global Investors Fund Management LLC (“AGIFM” or the “Investment Manager”) and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serve as the Funds’ investment manager and sub-adviser, respectively, and are both indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has an unlimited amount of no par value per share of common shares authorized.

Under normal market conditions, Municipal invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from U.S. federal income taxes. Under normal market conditions, California Municipal invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal and California state income taxes. Under normal market conditions, New York Municipal invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal, New York State and New York City income taxes. There can be no assurance that the Funds will meet their stated objectives. The Funds will generally seek to avoid investing in bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information

32	Annual Report	| April 30, 2014

Notes to Financial Statements

PIMCO Municipal Income Funds

April 30, 2014

1. Organization and Significant Accounting Policies (continued)

provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access
■	Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

April 30, 2014 |	Annual Report	33

Notes to Financial Statements

PIMCO Municipal Income Funds

April 30, 2014

1. Organization and Significant Accounting Policies (continued)

■	Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the year ended April 30, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

U.S. Treasury Obligations – U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds & Notes and Variable Rate Notes – Municipal bonds & notes and variable rate notes are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent that these inputs are observable, the values of municipal bonds & notes and variable rate notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

34	Annual Report	| April 30, 2014

Notes to Financial Statements

PIMCO Municipal Income Funds

April 30, 2014

1. Organization and Significant Accounting Policies (continued)

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Consent fees relating to corporate actions are recorded as miscellaneous income upon receipt.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of April 30, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions – Common Shares

The Funds declare dividends from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Inverse Floating Rate Transactions – Residual Interest Municipal Bonds (“RIBs”) / Residual Interest Tax Exempt Bonds (“RITEs”)

The Funds invest in RIBs and RITEs (“Inverse Floaters”), whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. In inverse floating rate transactions, the Funds sell a fixed rate municipal bond (“Fixed Rate Bond”) to a broker who places the Fixed Rate Bond in a special purpose trust (“Trust”) from which floating rate bonds (“Floating Rate Notes”) and Inverse Floaters are issued. The Funds simultaneously or within a short period of time, purchase the Inverse Floaters from the broker. The Inverse Floaters held by the Funds provide the Funds with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to

April 30, 2014 |	Annual Report	35

Notes to Financial Statements

PIMCO Municipal Income Funds

April 30, 2014

1. Organization and Significant Accounting Policies (continued)

transfer the Fixed-Rate Bond held by the Trust to the Funds, thereby collapsing the Trust. The Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Schedules of Investments, and account for the Floating Rate Notes as a liability under the caption “Payable for Floating Rate Notes issued” in the Funds’ Statements of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

The Funds may also invest in Inverse Floaters without transferring a fixed rate municipal bond into a Trust, which are not accounted for as secured borrowings. The Funds may also invest in Inverse Floaters for the purpose of increasing leverage.

The Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process typically every 7 to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and vice versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than investments in Fixed Rate Bonds.

The Funds’ restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes. Inverse Floaters held by the Funds are exempt from registration under Rule 144A of the Securities Act of 1933.

In addition to general market risks, the Funds’ investments in Inverse Floaters may involve greater risk and volatility than an investment in a fixed rate bond, and the value of Inverse Floaters may decrease significantly when market interest rates increase. Inverse Floaters have varying degrees of liquidity, and the market for these securities may be volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, Inverse Floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Trusts in which Inverse Floaters may be held could be terminated due to market, credit or other events beyond the Funds’ control, which could require the Funds to reduce leverage and dispose of portfolio investments at inopportune times and prices.

(g) Repurchase Agreements

The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the terms of the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount

36	Annual Report	| April 30, 2014

Notes to Financial Statements

PIMCO Municipal Income Funds

April 30, 2014

1. Organization and Significant Accounting Policies (continued)

in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(h) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(i) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(j) Interest Expense

Interest expense primarily relates to the Funds’ participation in Floating Rate Notes held by third parties in conjunction with Inverse Floater transactions.

(k) Custody Credits on Cash Balances

The Funds may benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of

April 30, 2014 |	Annual Report	37

Notes to Financial Statements

PIMCO Municipal Income Funds

April 30, 2014

2. Principal Risks (continued)

changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities

38	Annual Report	| April 30, 2014

Notes to Financial Statements

PIMCO Municipal Income Funds

April 30, 2014

2. Principal Risks (continued)

sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material.

A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges,” and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or

April 30, 2014 |	Annual Report	39

Notes to Financial Statements

PIMCO Municipal Income Funds

April 30, 2014

3. Financial Derivative Instruments

(continued)

may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order, among other things, to manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period, if any, are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Funds’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Interest Rate Swap Agreements – Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

40	Annual Report	| April 30, 2014

Notes to Financial Statements

PIMCO Municipal Income Funds

April 30, 2014

4. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of each Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.65% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that were outstanding.

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

Please see Note 8 for a discussion of recently proposed changes to the Funds’ investment management and sub-advisory arrangements.

5. Investments in Securities

For the year ended April 30, 2014, purchases and sales of investments, other than short-term securities were:

	Municipal	California Municipal	New York Municipal
Purchases	$73,913,262	$85,317,424	$13,713,340
Sales	86,148,813	111,241,755	17,732,455

6. Income Tax Information

The tax character of dividends paid was:

	Year Ended April 30, 2014		Year Ended April 30, 2013
	Ordinary Income	Tax Exempt Income	Ordinary Income	Tax Exempt Income
Municipal	$472,999	$24,500,544	$363,616	$24,772,210
California Municipal	324,882	17,010,078	222,475	17,237,255
New York Municipal	82,049	5,237,491	21,394	5,343,129

At April 30, 2014, the components of distributable earnings were:

			Post-October Capital Loss(2)
	Tax Exempt Income	Capital Loss Carryforwards(1)	Short-Term	Long-Term
Municipal	$3,228,450	$58,069,314	$261,284	$70,865
California Municipal	12,398,688	34,129,647	553,629	68,895
New York Municipal	2,328,299	20,534,515	–	76,434

(1)	Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

(2)	Capital losses realized during the period November 1, 2013 through April 30, 2014 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

April 30, 2014 |	Annual Report	41

Notes to Financial Statements

PIMCO Municipal Income Funds

April 30, 2014

6. Income Tax Information (continued)

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At April 30, 2014, capital loss carryforward amounts were:

	Year of Expiration				No Expiration(3)
	2015	2016	2017	2018	Short-Term	Long-Term
Municipal	$459,581	$3,577,024	$890,721	$49,231,992	$3,909,996	–
California Municipal	–	–	–	23,866,648	10,262,999	–
New York Municipal	–	–	3,099,084	16,947,180	488,251	–

(3)	Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

For the year ended April 30, 2014, PIMCO California Municipal Income utilized post-enactment capital loss carryforwards of $2,834,021 of which $1,671,076 was short-term and $1,162,945 was long-term; New York Municipal Income utilized post-enactment capital loss carryforwards of $95,969, all of which was short-term.

For the year ended April 30, 2014, the Funds had capital loss carryforwards which expired as follows:

Expired
Municipal	1,105,730
California Municipal	1,951,329
New York Municipal	243,785

For the year ended April 30, 2014, permanent “book-tax” adjustments were:

	Undistributed Net Investment Income	Accumulated Net Realized Gain(Loss)	Paid-in Capital in Excess of Par
Municipal (a)(b)(c)	$13,247	$1,092,483	$(1,105,730)
California Municipal (a)(b)(c)	9,394	1,941,935	(1,951,329)
New York Municipal (a)(b)(c)	82,937	160,848	(243,785)

These permanent “book-tax” differences were primarily attributable to:

(a)	Different treatment of Inverse Floaters

(b)	Different treatment of swap transactions

(c)	Expiring Capital Loss Carryforwards

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

42	Annual Report	| April 30, 2014

Notes to Financial Statements

PIMCO Municipal Income Funds

April 30, 2014

6. Income Tax Information (continued)

At April 30, 2014, the aggregate cost basis and the net unrealized appreciation of investments for federal income tax purposes were:

	Federal Tax Cost Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Municipal	$460,934,003	$51,235,182	$9,238,276	$41,996,906
California Municipal	365,645,907	37,812,191	2,735,029	35,077,162
New York Municipal	124,201,011	8,351,572	1,217,749	7,133,823

Differences between book and tax cost basis were attributable to Inverse Floater transactions and wash sale loss deferrals.

7. Auction-Rate Preferred Shares

Municipal has 1,520 shares of Preferred Shares Series A, 1,520 shares of Preferred Shares Series B, 1,520 shares of Preferred Shares Series C, 1,520 shares of Preferred Shares Series D and 1,520 shares of Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

California Municipal has 2,000 shares of Preferred Shares Series A, 2,000 shares of

Preferred Shares Series B and 2,000 shares of Preferred Shares Series C outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

New York Municipal has 1,880 shares of Preferred Shares Series A outstanding, with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate that is typically re-set every seven days. Distributions of net realized capital gains, if any, are paid annually.

For the year ended April 30, 2014, the annualized dividend rates ranged from:

	High	Low	At April 30, 2014
Municipal:
Series A	0.361%	0.066%	0.197%

Series B	0.361%	0.066%	0.197%

Series C	0.377%	0.066%	0.197%

Series D	0.377%	0.066%	0.197%

Series E	0.361%	0.066%	0.197%

California Municipal:
Series A	0.361%	0.066%	0.197%

Series B	0.377%	0.066%	0.197%

Series C	0.361%	0.066%	0.197%

New York Municipal:
Series A	0.361%	0.066%	0.197%

April 30, 2014 |	Annual Report	43

Notes to Financial Statements

PIMCO Municipal Income Funds

April 30, 2014

7. Auction-Rate Preferred Shares (continued)

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on certain matters adversely affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction,

ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and the ARPS holders have continued to receive dividends at the defined “maximum rate” equal to the higher of the 30-day “AA” Composite Commercial Paper Rate multiplied by a minimum of 110% or the Taxable Equivalent of the Short-Term Municipal Obligations Rate-defined as 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the S&P Municipal Bond 7-day High Grade Rate Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal) multiplied by a minimum of 110% (which is a function of short-term interest rates). As of April 30, 2014 the current multiplies for calculating the maximum rate is 110%. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

8. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On May 1, 2014, the following dividends were declared to common shareholders payable June 2, 2014 to shareholders of record on May 12, 2014.

Municipal	$0.08125 per common share
California Municipal	$0.077 per common share
New York Municipal	$0.057 per common share

On June 2, 2014, the following dividends were declared to common shareholders payable July 1, 2014 to shareholders of record on June 12, 2014.

Municipal	$0.08125 per common share
California Municipal	$0.077 per common share
New York Municipal	$0.057 per common share

44	Annual Report	| April 30, 2014

Notes to Financial Statements

PIMCO Municipal Income Funds

April 30, 2014

8. Subsequent Events (continued)

On March 10-11, 2014, the Board approved, subject to the approval of the Funds’ shareholders, a new investment management agreement (the “Agreement”) between the Funds and PIMCO, pursuant to which PIMCO would replace AGIFM as the investment manager to the Funds. Under the Agreement, PIMCO would continue to provide the day-to-day portfolio management services it currently provides to the Funds as their sub-adviser and would also assume responsibility for the supervisory and administrative services currently provided by AGIFM to the Funds as their investment manager. If the Agreement is approved by the Funds’ shareholders, the same investment professionals that are currently responsible for managing the Funds’ portfolio will continue to do so following the proposed transition, and PIMCO personnel will replace AGIFM personnel as Fund officers and in other roles to provide and oversee the administrative, accounting/financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of the Funds. Although the proposed management fee rate to be paid to PIMCO by each Fund under the Agreement is higher than the management fee rate imposed under the corresponding current agreement (except for Dynamic Income, whose proposed management fee rate is the same under the Agreement and the corresponding current agreement), the proposed unified fee arrangement under the Agreement covers the Funds’ portfolio management and administrative services covered under the current agreement and also requires PIMCO, at its expense, to procure most other supervisory and administrative services required by the Funds that ate currently paid for or incurred by the Funds directly outside of the current agreements. A definitive proxy statement relating to the Agreement was filed with the Securities and Exchange Commission and distributed to shareholders of the Funds on April 21, 2014.

The special meeting of shareholders of the Funds to consider the Agreement was convened as scheduled on June 9, 2014. However, because sufficient votes in favor of the Agreement had not been received at the time of the special meeting, the shareholders present voted to adjourn the special meeting to July 10, 2014 to permit further solicitation of proxies.

There were no other subsequent events identified that require recognition or disclosure.

April 30, 2014 |	Annual Report	45

Financial Highlights

PIMCO Municipal Income Fund

For a common share outstanding throughout each year:

	Year ended April 30,
	2014	2013		2012		2011		2010
Net asset value, beginning of year	$13.75	$12.93		$10.72		$11.76		$9.38
Investment Operations:
Net investment income	0.94	0.95		1.01		1.07		1.18
Net realized and change in unrealized gain (loss)	(1.13)	0.87		2.20		(1.10)		2.22
Total from investment operations	(0.19)	1.82		3.21		(0.03)		3.40
Dividends on Preferred Shares from Net Investment Income	(0.01)	(0.02)		(0.02)		(0.03)		(0.04)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.20)	1.80		3.19		(0.06)		3.36
Dividends to Common Shareholders from Net Investment Income	(0.98)	(0.98)		(0.98)		(0.98)		(0.98)
Net asset value, end of year	$12.57	$13.75		$12.93		$10.72		$11.76
Market price, end of year	$13.58	$16.05		$15.28		$12.92		$13.72
Total Investment Return (1)	(8.45)%	11.96%		27.20%		1.54%		30.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$319,155	$348,162		$326,741		$269,916		$294,457
Ratio of expenses to average net assets, including interest expense (2)(3)	1.30%	1.22	%(4)(5)	1.28	%(4)(5)	1.44	%(5)	1.46	%(4)(5)
Ratio of expenses to average net assets, excluding interest expense (2)	1.27%	1.19	%(4)(5)	1.22	%(4)(5)	1.34	%(5)	1.34	%(4)(5)
Ratio of net investment income to average net assets (2)	7.74%	6.99	%(4)	8.42	%(4)	9.43%		10.77	%(4)
Preferred shares asset coverage per share	$66,993	$70,809		$67,990		$60,514		$63,743
Portfolio turnover rate	15%	9%		18%		15%		11%

(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Interest expense relates to the liability for Floating Rate Notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions.
(4)	During the years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.01%, 0.07% and 0.01% for the years ended April 30, 2013, April 30, 2012 and April 30, 2010, respectively.
(5)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(k) in Notes to Financial Statements).

46	Annual Report	| April 30, 2014 |	See accompanying Notes to Financial Statements

Financial Highlights

PIMCO California Municipal Income Fund

For a common share outstanding throughout each year:

	Year ended April 30,
	2014	2013		2012		2011		2010
Net asset value, beginning of year	$14.71	$13.75		$11.32		$12.84		$10.61
Investment Operations:
Net investment income	0.99	1.02		1.08		1.12		1.21
Net realized and change in unrealized gain (loss)	(1.00)	0.88		2.29		(1.69)		1.98
Total from investment operations	(0.01)	1.90		3.37		(0.57)		3.19
Dividends on Preferred Shares from Net Investment Income	(0.01)	(0.02)		(0.02)		(0.03)		(0.04)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.02)	1.88		3.35		(0.60)		3.15
Dividends to Common Shareholders from Net Investment Income	(0.92)	(0.92)		(0.92)		(0.92)		(0.92)
Net asset value, end of year	$13.77	$14.71		$13.75		$11.32		$12.84
Market price, end of year	$14.38	$15.33		$14.83		$11.99		$13.29
Total Investment Return (1)	0.61%	9.96%		32.94%		(2.79)%		17.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$255,751	$272,398		$253,870		$208,147		$234,792
Ratio of expenses to average net assets, including interest expense (2)(3)	1.36%	1.30	%(4)(5)	1.36	%(4)(5)	1.48	%(5)	1.49	%(4)(5)
Ratio of expenses to average net assets, excluding interest expense (2)	1.27%	1.21	%(4)(5)	1.25	%(4)(5)	1.34	%(5)	1.34	%(4)(5)
Ratio of net investment income to average net assets (2)	7.55%	7.17	%(4)	8.63	%(4)	9.21%		10.15	%(4)
Preferred shares asset coverage per share	$67,624	$70,398		$67,310		$59,689		$64,130
Portfolio turnover rate	21%	12%		9%		19%		8%

(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Interest expense relates to the liability for Floating Rate Notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions.
(4)	During the years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.01%, 0.07% and 0.01% for the years ended April 30, 2013, April 30, 2012 and April 30, 2010, respectively.
(5)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(k) in Notes to Financial Statements).

See accompanying Notes to Financial Statements	| April 30, 2014 |	Annual Report	47

Financial Highlights

PIMCO New York Municipal Income Fund

For a common share outstanding throughout each year:

	Year ended April 30,
	2014	2013		2012		2011		2010
Net asset value, beginning of year	$12.04	$11.38		$9.92		$10.67		$9.19
Investment Operations:
Net investment income	0.67	0.70		0.74		0.80		0.88
Net realized and change in unrealized gain (loss)	(0.82)	0.66		1.41		(0.84)		1.31
Total from investment operations	(0.15)	1.36		2.15		(0.04)		2.19
Dividends on Preferred Shares from Net Investment Income	(0.01)	(0.02)		(0.01)		(0.03)		(0.03)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.16)	1.34		2.14		(0.07)		2.16
Dividends to Common Shareholders from Net Investment Income	(0.68)	(0.68)		(0.68)		(0.68)		(0.68)
Net asset value, end of year	$11.20	$12.04		$11.38		$9.92		$10.67
Market price, end of year	$11.36	$12.52		$11.73		$9.89		$11.18
Total Investment Return (1)	(3.21)%	12.96%		26.36%		(5.57)%		20.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$86,211	$92,509		$87,126		$75,728		$81,074
Ratio of expenses to average net assets, including interest expense (2)(3)	1.46%	1.36	%(4)(5)	1.37	%(4)(5)	1.51	%(5)	1.52	%(4)(5)
Ratio of expenses to average net assets, excluding interest expense (2)	1.40%	1.30	%(4)(5)	1.31	%(4)(5)	1.42	%(5)	1.41	%(4)(5)
Ratio of net investment income to average net assets (2)	6.28%	5.89	%(4)	7.00	%(4)	7.70%		8.71	%(4)
Preferred shares asset coverage per share	$70,857	$74,203		$71,341		$65,279		$68,123
Portfolio turnover rate	10%	16%		21%		29%		11%

(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Interest expense relates to the liability for Floating Rate Notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions.
(4)	During the years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.01%, 0.07% and 0.01% for the years ended April 30, 2013, April 30, 2012 and April 30, 2010, respectively.
(5)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(k) in Notes to Financial Statements).

48	Annual Report	| April 30, 2014 |	See accompanying Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

PIMCO Municipal Income Funds

To the Shareholders and Board of Trustees of

PIMCO Municipal Income Fund,

PIMCO California Municipal Income Fund and

PIMCO New York Municipal Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund (collectively hereafter referred to as the “Funds”) at April 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

June 25, 2014

April 30, 2014 |	Annual Report	49

Tax Information

PIMCO Municipal Income Funds (unaudited)

Tax Information:

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund.

For the year ended April 30, 2014, the Funds designate the following percentages of the ordinary income dividends (or such greater percentages that constitute the maximum amount allowable pursuant to code sections 103(a) and 852(b)(5), as exempt-interest dividends which are exempt from federal income tax other than the alternative minimum tax.

Municipal	98.11%
California Municipal	98.13%
New York Municipal	98.46%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2014. In January 2015, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2014. The amount that will be reported will be the amount to use on the shareholder’s 2014 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended April 30, 2014. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds. In January 2014, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

50	Annual Report	| April 30, 2014

Annual Shareholder Meeting Results/Corporate Changes (unaudited)

PIMCO Municipal Income Funds

Annual Shareholder Meeting Results:

The Funds held their annual meetings of shareholders on December 18, 2013. Common/Preferred shareholders voted as indicated below:

	Affirmative	Withheld Authority
Municipal

Re-election of Deborah A. Decotis — Class II to serve until the Annual Meeting for the 2016-2017 fiscal year	20,782,593	1,772,557

Re-election of James A. Jacobson* — Class II to serve until the Annual Meeting for the 2016-2017 fiscal year	6,597	102

California Municipal

Re-election of Deborah A. Decotis — Class II to serve until the Annual Meeting for the 2016-2017 fiscal year	15,316,665	198,325

Re-election of James A. Jacobson* — Class II to serve until the Annual Meeting for the 2016-2017 fiscal year	4,504	133

New York Municipal

Re-election of Deborah A. Decotis — Class II to serve until the Annual Meeting for the 2016-2017 fiscal year	6,361,765	666,841

Re-election of James A. Jacobson* — Class II to serve until the Annual Meeting for the 2016-2017 fiscal year	1,520	56

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Bradford K. Gallagher, Hans W. Kertess, John C. Maney†, William B. Ogden, IV and Alan Rappaport* continued to serve as Trustees of the Funds.

*	Preferred Shares Trustee
†	Interested Trustee

Corporate Changes:

On March 14, 2014, Julian Sluyters became President and Chief Executive Officer of each Fund.

April 30, 2014 |	Annual Report	51

Matters Relating to the Trustees’ Consideration of the Investment Management Agreement

PIMCO Municipal Income Funds

At a meeting of the Board of Trustees of each Fund (the “Board” or the “Trustees”) on December 10, 2013, the Board received a preliminary presentation from PIMCO regarding the proposed transition of the Funds’ investment management and administrative services from AGIFM to PIMCO and agreed that PIMCO should prepare materials regarding the proposed investment management agreement between PIMCO and the Funds (the “Proposed Agreement”) and related arrangements for formal consideration at the Board’s next regularly scheduled meeting. On February 4, 2014, the Board held a special in-person meeting with members of PIMCO’s senior management and other PIMCO personnel proposed to serve as officers of the Funds to discuss the proposed transition. On February 25, 2014, the non-interested Trustees (the “Independent Trustees”) met separately via conference call with their counsel to discuss materials provided by PIMCO regarding the Proposed Agreement and related arrangements, and representatives from PIMCO attended a portion of that meeting to respond to questions from the Independent Trustees and to field requests for supplemental information regarding the proposed arrangements. The Board then held an in-person meeting with management on March 10-11, 2014 to consider approval of the Proposed Agreement and related arrangements (the meetings of the Board discussed herein collectively referred to as the “Meetings”). Following careful consideration of the matter as described in more detail herein, the Board of each Fund, including all of the Independent Trustees, approved the Proposed Agreement for the Fund for an initial one-year term, subject to approval of the Proposed Agreement for the Fund by its shareholders. The information, material factors and conclusions that formed the basis for the Board’s approvals for each Fund are described below. As noted, the Independent Trustees were assisted in their evaluation of the Proposed Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the Meetings.

In connection with their deliberations regarding the approval of the Proposed Agreement, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality and extent of the various investment management, administrative and other services to be provided to each Fund by PIMCO under the Proposed Agreement.

In connection with the Meetings, the Trustees received and relied upon materials provided by PIMCO (or AGIFM, as applicable) which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net assets) of the Funds for various time periods, the investment performance of a group of funds with investment classifications/objectives comparable to those of the Funds identified by Lipper (the “Lipper performance universe”) and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Funds’ management fees under the investment management agreement between each Fund and AGIFM (the “Current Agreements”) and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information provided by PIMCO on the Funds’ proposed management fee rates and total expense ratios under the Proposed Agreement in comparison to data provided by Lipper on the management fees and total expense ratios of comparable funds identified by Lipper, (iv) information on the aggregate management fees and total expenses paid by

52	Annual Report	| April 30, 2014

Matters Relating to the Trustees’ Consideration of the Investment Management Agreement (continued)

PIMCO Municipal Income Funds

each Fund under its Current Agreement during calendar year 2013 and the pro forma aggregate management fees and total expenses that would have been paid by each Fund under the Proposed Agreement during calendar year 2013, (v) information regarding the investment performance and fees for other funds managed by PIMCO with similar investment strategies to those of the Funds, (vi) the estimated profitability to AGIFM as investment manager to the Funds for the one-year period ended December 31, 2012, and to PIMCO as sub-adviser to the Funds for the one-year periods ended December 31, 2012 and 2013, (vii) estimates of what the profitability to PIMCO would have been under the Proposed Agreement for the one-year period ended December 31, 2013 and what the profitability to PIMCO under the Proposed Agreement is estimated to be for the calendar years ending December 31, 2014, 2015 and 2016, (viii) information provided by PIMCO on each Fund’s risk-adjusted returns, total returns and yield over various time periods, (ix) descriptions of various functions and services to be performed or procured by PIMCO for the Funds under the Proposed Agreement, such as portfolio management, compliance monitoring, portfolio trading, custody, transfer agency, dividend disbursement, recordkeeping, tax, legal, audit, valuation and other administrative and shareholder services and (x) information regarding the overall organization of PIMCO, including information regarding senior management, portfolio managers and other personnel who will provide investment management, administrative and other services to the Funds under the Proposed Agreement.

The Trustees’ conclusions as to the approval of the Proposed Agreement for each Fund were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined PIMCO’s ability to provide high quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; the ability of PIMCO to attract and retain capable personnel; and the capability of the senior management and staff of PIMCO. In addition, the Trustees reviewed the quality of PIMCO’s services with respect to regulatory compliance and compliance with the investment policies of the Funds and conditions that might affect PIMCO’s ability to provide high quality services to the Funds in the future under the Proposed Agreement, including PIMCO’s financial condition and operational stability. The Trustees took into account their familiarity and experience with PIMCO as the sub-adviser and portfolio manager for each Fund to date, and noted that the same investment professionals who are currently responsible for managing each Fund’s portfolio will continue to do so following the proposed transition. They further noted that each Fund will continue to have the same investment objective(s) and policies following the proposed transition.

The Trustees also considered the nature of certain supervisory and administrative services that PIMCO would be responsible for providing to the Funds under the Proposed Agreement. The Trustees noted PIMCO’s belief that a number of operational and administrative efficiencies are expected to result from the arrangements under the Proposed Agreement. The Trustees considered PIMCO’s representation that it could offer the Funds an integrated set of high-quality investment management, administrative and

April 30, 2014 |	Annual Report	53

Matters Relating to the Trustees’ Consideration of the Investment Management Agreement (continued)

PIMCO Municipal Income Funds

distribution/aftermarket support services under a single platform, which PIMCO believes will allow for greater efficiencies and enhanced coordination among various investment management and administrative functions. The Trustees also took into account that the fund administration group at PIMCO, then comprised of approximately 140 professionals worldwide, provided administrative services for approximately $860 billion in assets under management globally (as of October 31, 2013), including over 150 PIMCO open-end funds and ETFs which, like the Funds, are U.S. registered investment companies, and that PIMCO has substantial prior experience in the administration of U.S. registered closed-end funds. The Trustees also considered PIMCO’s representation that the PIMCO fund administration group is well integrated with all critical functions related to the PIMCO funds business, including portfolio management, compliance, legal, accounting and tax, account management, marketing, shareholder communications/services and technology, and noted PIMCO’s belief that the Funds and their shareholders will benefit by having all such services provided “under one roof” by the highly experienced team at PIMCO. Moreover, the Trustees noted that the proposed PIMCO-only management structure for the Funds aligns with the “two pillar” approach adopted by Allianz SE with respect to other PIMCO and Allianz Global Investors products globally, and considered PIMCO’s view that the change will facilitate clearer branding and marketing of the Funds and will help to avoid potential confusion among intermediaries, analysts and investors as to whether the Funds are PIMCO and/or Allianz Global Investors products. Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to each Fund given its investment objective and policies, and that PIMCO would be able to provide high quality supervisory and administrative services to the

Funds and meet any reasonably foreseeable obligations under the Proposed Agreement.

In assessing the reasonableness of each Fund’s proposed unified management fee rate under the Proposed Agreement, the Trustees considered, among other information, (i) each Fund’s current and proposed contractual management fee rate, (ii) each Fund’s total expense ratio under its Current Agreement and under the Proposed Agreement calculated on average net assets and on average managed assets, taking into account the effects of the Fund’s leverage outstanding for calendar year 2013, and (iii) the aggregate management fees and estimated total expenses paid by each Fund under its Current Agreement during calendar year 2013 and estimates of the pro forma aggregate management fees and total expenses that would have been paid by each Fund under the Proposed Agreement if it had been in place during calendar year 2013. In this regard, the Trustees noted that, although the proposed management fee rate to be paid to PIMCO by each Fund under the Proposed Agreement is higher than the management fee rate imposed under the corresponding Current Agreement, the proposed unified fee arrangement under the Proposed Agreement covers the Fund’s portfolio management and administrative services covered under the Current Agreement and also requires PIMCO, at its expense, to procure most other supervisory and administrative services required by the Funds that are currently paid for or incurred by the Funds directly outside of the Current Agreements (such fees and expenses, “Operating Expenses”).

In addition, the Trustees took into account PIMCO’s explanation that, in determining the proposed unified management fee rate to be paid to PIMCO by each Fund under the Proposed Agreement, PIMCO reviewed the Fund’s total expenses, including its current contractual management fee and other expenses currently borne by the Fund outside of the applicable Current Agreement, and the Fund’s leverage

54	Annual Report	| April 30, 2014

Matters Relating to the Trustees’ Consideration of the Investment Management Agreement (continued)

PIMCO Municipal Income Funds

outstanding during calendar year 2013, and proposed a management fee rate that PIMCO estimated would result in the Fund’s total expenses paid by common shareholders being lower under the Proposed Agreement than under the corresponding Current Agreement (based on calendar year 2013 expenses). The Trustees noted that PIMCO estimated that the proposed new arrangement would result in an overall savings to common shareholders of each Fund under ordinary circumstances. The Trustees further considered PIMCO’s explanation that, in developing the proposed unified fee structure for each Fund, PIMCO, after discussions with the Board, determined a 20% reduction to the Fund’s actual Operating Expenses for calendar year 2013, converted that amount to basis points and rounded to the next lowest half or whole basis point in arriving at a proposed unified fee rate for the Fund. The Board considered PIMCO’s statement that the proposed unified fee rates are designed to allow the Funds and their common shareholders to share up front in operational efficiencies PIMCO will attempt to realize with respect to the Funds’ Operating Expenses as a result of the proposed transition.

The Trustees also took into account other expected benefits to shareholders of the proposed unified fee structure under the Proposed Agreement. In this regard, the Trustees noted PIMCO’s view that the proposed new unified fee structure would be beneficial for common shareholders because it provides a management fee (including Operating Expenses) structure that is essentially fixed as a percentage of managed assets, making it more predictable under ordinary circumstances in comparison to the current fee and expense structure, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) not covered by the Current Agreements can vary over time. The Trustees also considered that the proposed unified fee structure generally insulates the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

The Trustees also considered the management fees charged by PIMCO to other funds with similar strategies to those of the Funds, including open-end funds advised by PIMCO. The Trustees noted that the management fees proposed to be paid by the Funds are generally higher than the fees paid by the open-end funds offered for comparison, but were advised by PIMCO that there are additional portfolio management challenges in managing closed-end funds such as the Funds, such as those associated with the use of leverage and attempting to meet a regular dividend. The Trustees were advised that PIMCO does not manage any institutional or separate accounts which have an investment strategy or return profile bearing any reasonable similarity to the Funds.

The Trustees also took into account that each of the Funds has preferred shares outstanding, which increases the amount of management fees payable by the Funds under both the Current Agreements and the Proposed Agreement (because each Fund’s fees are calculated, and under the Proposed Agreement would continue to be calculated, based on the Fund’s net assets, including any assets attributable to preferred shares outstanding). The Trustees took into account that, under both the Current Agreements and the Proposed Agreement, PIMCO has a financial incentive for the Funds to have preferred shares outstanding, which may create a conflict of interest between PIMCO, on the one hand, and the Funds’ common shareholders, on the other. The Trustees further noted that this incentive will be greater under the Proposed Agreement in comparison to the Current Agreements

April 30, 2014 |	Annual Report	55

Matters Relating to the Trustees’ Consideration of the Investment Management Agreement (continued)

PIMCO Municipal Income Funds

because the contractual management fee rates under the Proposed Agreement are higher for each Fund than under its Current Agreement, and the total fees paid to PIMCO under the Proposed Agreement will therefore vary more with increases and decreases in applicable leverage incurred by a Fund than under the Current Agreements. In this regard, the Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund under current market conditions. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives.

With respect to each Fund, the Trustees reviewed, among other information, comparative information showing the proposed unified fee rate of the Fund under the Proposed Agreement, calculated both on average net assets and on average managed assets, against its Lipper expense group and the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets and average managed assets under the Proposed Agreement against its Lipper expense group. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements (although none were proposed for the Funds). The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Lipper expense groups presented for comparison with the Funds.

The Trustees noted that, for each Fund the proposed unified fee rate for the Fund was above the median management fee of the other funds in its expense group provided by Lipper, considered both calculated on average net assets and on average managed assets. However, in this regard, the Trustees took into account that each Fund’s proposed unified management fee rate covers substantially all of the Fund’s Operating Expenses and therefore would tend to be higher than the management fee rates of other funds in the expense groups provided by Lipper, which generally do not have a unified fee structure and bear Operating Expenses separately in addition to the management fee. The Trustees determined that a review of each Fund’s total expense ratio with the total expense ratios of peer funds would generally provide more meaningful comparisons than considering contractual management fee rates in isolation.

The Trustees also reviewed, among other information, comparative information showing the total return performance of common shares of each Fund (based on net asset value) against its Lipper performance universe for the one-year, three-year, five-year and ten-year periods ended December 31, 2013. Fund-specific performance results for the Funds reviewed by the Trustees are discussed below.

The following summarizes comparative performance and fee and expense information considered for each Fund. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods.

The comparative expense information reviewed by the Trustees was based on information provided by PIMCO with respect to the Funds and information provided by Lipper with respect to the other funds in the expense groups. The total expense ratio information for each Fund discussed below was estimated by PIMCO assuming that the Proposed Agreement had been in effect for the 2013 calendar year,

56	Annual Report	| April 30, 2014

Matters Relating to the Trustees’ Consideration of the Investment Management Agreement (continued)

PIMCO Municipal Income Funds

taking into account the effects of the Fund’s leverage outstanding for calendar year 2013. The fee and expense information was prepared and provided by Lipper or PIMCO (as noted) and was not independently verified by the Trustees.

Municipal Income

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had fifth quintile performance for the one-year period, first quintile performance for the three-year and five-year periods and second quintile performance for the ten-year period ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of nine closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $277.2 million to $710.0 million, and that seven of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

California Municipal Income

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had fourth quintile performance for the one-year period and first quintile performance for the three-year, five-year and ten-year periods ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of seven closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $33.1 million to $481.0 million, and that two of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

New York Municipal Income

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had fourth quintile performance for the one-year period, first quintile performance for the three-year and five-year periods and fifth quintile performance for the ten-year period ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of six closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $69.1 million to $275.7 million, and that three of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and PIMCO.

April 30, 2014 |	Annual Report	57

Matters Relating to the Trustees’ Consideration of the Investment Management Agreement (continued)

PIMCO Municipal Income Funds

The Trustees also considered profitability analyses provided by PIMCO, which included the estimated profitability to AGIFM as investment manager to the Funds for the one-year period ended December 31, 2012 (such estimate having been prepared by AGIFM); estimated profitability to PIMCO as sub-adviser to the Funds for the one-year periods ended December 31, 2012 and 2013; pro forma estimated profitability to PIMCO for the one-year period ended December 31, 2013 assuming the Proposed Agreement had been in effect; and pro forma estimated profitability to PIMCO under the Proposed Agreement for the calendar years ending December 31, 2014, 2015 and 2016. PIMCO provided profitability estimates under the Proposed Agreement reflecting a range of assumptions as to the allocation of internal expenses to its management of the Funds versus other types of products and services, and also estimated profitability both reflecting and not reflecting ongoing shareholder servicing and support payments PIMCO has made or will make to third parties with respect to the Funds. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also took into account that, as closed-end Funds, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) principally through the investment performance of each Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable by each Fund under the Proposed Agreement, although they did take into account that the proposed unified fee rates reflect estimated reductions in Operating Expenses designed to allow the

Funds to share up front in operational efficiencies PIMCO will attempt to realize as a result of the proposed transition.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Proposed Agreement and based upon the information provided and related representations made by PIMCO, that they were satisfied with PIMCO’s responses and efforts relating to the investment management and performance of the Fund. They also concluded that they were satisfied with PIMCO’s information and responses as to its resources and capabilities to serve as investment manager and administrator of each Fund under the Proposed Agreement following the transition. The Trustees also concluded that the fees payable by each Fund under the Proposed Agreement represent reasonable compensation in light of the nature, extent and quality of services to be provided or procured by PIMCO under the Proposed Agreement. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the approval of the Proposed Agreement was in the interests of each Fund and its shareholders, and determined to recommend the same for approval by shareholders.

58	Annual Report	| April 30, 2014

Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

PIMCO Municipal Income Funds

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

April 30, 2014 |	Annual Report	59

Privacy Policy/Proxy Voting Policies & Procedures (unaudited) (continued)

PIMCO Municipal Income Funds

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

60	Annual Report	| April 30, 2014

Dividend Reinvestment Plan (unaudited)

PIMCO Municipal Income Funds

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic  enrollment/voluntary participation Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of the Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid

April 30, 2014 |	Annual Report	61

Dividend Reinvestment Plan (unaudited) (continued)

PIMCO Municipal Income Funds

and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; web site: www.amstock.com.

62	Annual Report	| April 30, 2014

Board of Trustees (unaudited)

PIMCO Municipal Income Funds

Name, Year of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently Overseen
by Trustee	Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess

Year of Birth: 1939

Chairman of the Board of Trustees since: 2008

Trustee since: 2001

Term of office: Expected to stand for re-election

at annual meeting of shareholders for the 2015-2016 fiscal year.

Trustee/Director of 62 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis

Year of Birth: 1952

Trustee since: 2011

Term of office: Expected to stand for re-election

at annual meeting of shareholders for the 2016-2017 fiscal year.

Trustee/Director of 80 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Member, Circle Financial Group (since 2010); Trustee, Stanford University (since 2010), and Member, Council on Foreign Relations (since 2013). Formerly, Director, Helena Rubenstein Foundation (1997-2012).

Bradford K. Gallagher

Year of Birth: 1944

Trustee since: 2010

Term of office: Expected to stand for re-election

at annual meeting of shareholders for the 2014-2015 fiscal year.

Trustee/Director of 62 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee, The Common Fund (since 2005); Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Retired. Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995). Formerly, Chairman and Trustee, The Common Fund (2005-2014); and Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013).

James A. Jacobson

Year of Birth:1945

Trustee since: 2009

Term of office: Expected to stand for re-election

at annual meeting of shareholders for the 2016-2017 fiscal year.

Trustee/Director of 62 funds in Fund Complex

Trustee/Director of 17 funds in Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

William B. Ogden, IV

Year of Birth: 1945

Trustee since: 2006

Term of office: Expected to stand for re-election

at annual meeting of shareholders for the 2015-2016 fiscal year.

Trustee/Director of 62 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

April 30, 2014 |	Annual Report	63

Board of Trustees (unaudited) (continued)

PIMCO Municipal Income Funds

Name, Year of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently Overseen
by Trustee	Principal Occupation(s) During Past 5 Years:

Alan Rappaport

Year of Birth: 1953

Trustee since: 2010

Term of office: Expected to stand for re-election

at annual meeting of shareholders for the 2014.

Trustee/Director of 62 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director (formerly, Vice Chairman) (since 2009), Roundtable Investment Partners; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney†

Year of Birth: 1959

Trustee since: 2006

Term of office: Expected to stand for re-election

at annual meeting of shareholders for the 2014-2015 fiscal year.

Trustee/Director of 80 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Member of the Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).

†	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.

64	Annual Report	| April 30, 2014

Fund Officers (unaudited)

PIMCO Municipal Income Funds

Name, Year of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:
Julian Sluyters Year of Birth: 1960 President & Chief Executive Officer since: 2014	Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director, and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012); President and Chief Executive Officer of 80 funds in the Fund Complex. Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).
Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2002	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 80 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex (2005-2010).
Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2004	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 80 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.
Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2007	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 80 funds in the Fund Complex.
Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2011	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 80 funds in the Fund Complex.
Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2008	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex and of The Korea Fund, Inc.
Thomas L. Harter, CFA Year of Birth: 1975 Chief Compliance Officer since 2013	Director of Allianz Global Investors U.S. Holdings LLC; and Chief Compliance Officer of 78 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).
Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2006	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 80 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

April 30, 2014 |	Annual Report	65

Trustees

Hans W. Kertess

Chairman of the Board of Trustees

Deborah A. DeCotis

Bradford K. Gallagher

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

Fund Officers

Julian Sluyters

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Thomas L. Harter

Chief Compliance Officer

Lagan Srivastava

Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

225 Franklin Street

Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

©2014 Allianz Global Investors Distributors U.S. LLC	AZ609AR_043014

AGI-2014-05-05-9669

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,460 in 2013 and $50,000 in 2014.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $8,334 in 2013 and $8,334 in 2014. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $10,800 in 2013 and $11,120 in 2014. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e) 1.	Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Municipal Income Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2.	No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2013 Reporting Period was $7,278,787 and the 2014 Reporting Period was $7,889,893.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV, Alan Rappaport and Deborah A. DeCotis.

ITEM 6. INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO MUNICIPAL INCOME FUND

PIMCO CALIFORNIA MUNICIPAL INCOME FUND

PIMCO NEW YORK MUNICIPAL INCOME FUND

(each a “TRUST”)

PROXY VOTING POLICY

1.	It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.	Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of each Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of each Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for each Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser of each Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.	The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy will: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.	Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Pacific Investment Management Company LLC (“PIMCO”)

Description of Proxy Voting Policy and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of July 1, 2014, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Municipal Income Fund (PMF), PIMCO California Municipal Income Fund (PCQ) and PIMCO New York Municipal Income Fund (PNF) (each a “Fund” and collectively, the “Funds”):

Joe Deane

Mr. Deane has been the portfolio manager for the Funds since July 21, 2011. Mr. Deane, an Executive Vice President at Pacific Investment Management Company LLC (“PIMCO”), joined PIMCO in 2011 and is the head of the municipal bond portfolio management team. Prior to joining PIMCO, he was Co-Head of the Tax-Exempt Department for Western Asset Management Company. Previously he was Managing Director, Head of Tax-Exempt Investments for Smith Barney/Citigroup Asset Management from 1993 to 2005. He has 43 years of investment experience and holds a bachelor’s degree from Iona College.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund managed by the portfolio manager as of April 30, 2014, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Joe Deane	PMF	21	4526.00	0	0	11	1,124.83
	PCQ	21	4589.48	0	0	11	1,124.83
	PNF	21	4759.20	0	0	11	1,124.83

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of April 30, 2014, the following explains the compensation structure of the individual who has primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•	Base Salary - Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•	Performance Bonus - Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

•	Equity or Long Term Incentive Compensation - Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of April 30, 2014.

PIMCO Municipal Income Fund

PIMCO California Municipal Income Fund

PIMCO New York Municipal Income Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Joe Deane	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Municipal Income Fund

By:	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date:	July 1, 2014

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date:	July 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date:	July 1, 2014

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date:	July 1, 2014